                                                                    EXHIBIT 10.4

                  ------------------------------------------

                         OPTICAL FIBER LEASE AGREEMENT

                   DATED EFFECTIVE AS OF SEPTEMBER 11, 1996

                                    BETWEEN

                            ELECTRIC LIGHTWAVE, INC.

                                      AND

                        SALT RIVER PROJECT AGRICULTURAL
                         IMPROVEMENT AND POWER DISTRICT

                  ------------------------------------------

[Asteriks herein denote confidential material which has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission]

                               TABLE OF CONTENTS
                               -----------------


                                                                   Page
                                                                   ----

ARTICLE I:      DEFINITIONS.........................................  1
                -----------

ARTICLE II:     SYSTEM.............................................. 13
                ------

2.1             Existing SRP Operations and Network................. 13
                -----------------------------------
2.2             Existing ELI Operations and Network................. 14
                -----------------------------------
2.3             SRP Build-Out....................................... 14
                -------------
2.4             ELI Build-Out....................................... 14
                -------------

ARTICLE III:    LEASE OF FIBER...................................... 15
                --------------

3.1             Lease of Fiber to ELI............................... 15
                ---------------------
3.2             Use of Leased Fiber................................. 15
                -------------------
3.3             Term of Lease....................................... 16
                -------------
3.4             Operating Lease Payments............................ 16
                ------------------------

ARTICLE IV:     RESERVED FIBER...................................... 16
                --------------

4.1             Reserved Fiber...................................... 16
                --------------
4.2             Dark Fiber Reservation.............................. 17
                ----------------------
4.3             Amount of Reserved Fiber............................ 17
                ------------------------
4.4             Sale of Network Services and Elements............... 17
                -------------------------------------

ARTICLE V:      FINANCIAL TERMS..................................... 17
                ---------------

5.1             Operating Revenues.................................. 17
                ------------------
5.2             Base Case Financial Model........................... 18
                -------------------------
5.3             Annual Budgeting Process............................ 19
                ------------------------
5.4             Operating Lease Percentage.......................... 19
                --------------------------
5.5             Operating Lease Payment............................. 20
                -----------------------
5.6             Annual Adjustment for Past Operating Lease Payments. 24
                ---------------------------------------------------
5.7             SRP Direct Operating Services....................... 25
                -----------------------------
5.8             Minimum Performance Standards....................... 26
                -----------------------------
5.9             Books, Records and Audit Rights..................... 27
                -------------------------------

ARTICLE VI:     UTILICOM SERVICES............................................27
                -----------------

           6.1  Right of SRP to Provide Utilicom Services Over the System....27
                ---------------------------------------------------------
           6.2  System Costs and Charges for Utilicom Services...............27
                ----------------------------------------------
           6.3  Tracking of Utilicom Services................................29
                -----------------------------
           6.4  Quarterly Review of Utilicom Services........................29
                -------------------------------------

ARTICLE VII:    SYSTEM DESIGN................................................29
                -------------

           7.1  Integrated Design............................................29
                -----------------
           7.2  Design Responsibilities......................................30
                -----------------------
           7.3  Information Requests.........................................31
                --------------------

ARTICLE VIII:   CONSTRUCTION OF SEGMENTS.....................................33
                ------------------------

           8.1  Construction of Segments.....................................33
                ------------------------
           8.2  Future Segments..............................................34
                ---------------
           8.3  Work Standards...............................................36
                --------------
           8.4  Supply of System Materials...................................36
                --------------------------
           8.5  Changes......................................................37
                -------
           8.6  Use of Contractors...........................................38
                ------------------
           8.7  Inspection of Work and Acceptance of Construction............39
                -------------------------------------------------
           8.8  As-Built Drawings............................................40
                -----------------
           8.9  Correction of Work...........................................42
                ------------------
          8.10  Title and Risk of Loss.......................................43
                ----------------------
          8.11  Customer Installations.......................................43
                ----------------------

ARTICLE IX:     MAINTENANCE..................................................44
                -----------

           9.1  General Responsibilities.....................................44
                ------------------------
           9.2  Maintenance Procedures.......................................45
                ----------------------
           9.3  Maintenance Supplies.........................................45
                --------------------
           9.4  Repair Timing................................................45
                -------------
           9.5  Staff Training...............................................46
                --------------

ARTICLE X:      PROPERTY RIGHTS AND OBLIGATIONS..............................46
                -------------------------------

          10.1  Rights of Way and Building Entrances.........................46
                ------------------------------------
          10.2  Cross Licenses...............................................47
                --------------
          10.3  Route Designations...........................................48
                ------------------
          10.4  Right of Entry...............................................48
                --------------
          10.5  Entry Conditions.............................................49
                ----------------

          10.6  Property Right Obligations...................................50
                --------------------------
          10.7  Property Interest Documentation..............................52
                -------------------------------
          10.8  Memorandum of Agreement......................................52
                -----------------------
          10.9  Incremental Property Rights Costs............................52
                ---------------------------------
         10.10  Franchise Rights and Licensing Costs.........................53
                ------------------------------------
         10.11  Liens........................................................54
                -----
         10.12  Discontinuance and Relocation................................57
                -----------------------------

ARTICLE XI:     SYSTEM OPERATIONS AND COORDINATION...........................57
                ----------------------------------

          11.1  Operations...................................................57
                ----------
          11.2  Coordinating Committee.......................................59
                ----------------------
          11.3  Network Deployment Committee.................................62
                ----------------------------
          11.4  Staffing.....................................................64
                --------

ARTICLE XII:    REPRESENTATIONS, WARRANTIES AND COVENANTS....................64
                -----------------------------------------

          12.1  Representations, Warranties and Covenants of ELI.............64
                ------------------------------------------------
          12.2  Representations, Warranties and Covenants of SRP.............67
                ------------------------------------------------
          12.3  Confidentiality..............................................69
                ---------------
          12.4  Cooperation..................................................72
                -----------
          12.5  Regulatory Compliance........................................73
                ---------------------
          12.6  Certificates.................................................73
                ------------
          12.7  Independent Contractor Status................................74
                -----------------------------
          12.8  Transactions with Affiliates.................................74
                ----------------------------
          12.9  Further Assurances...........................................74
                ------------------
         12.10  Nonexclusive Agreement.......................................75
                ----------------------
         12.11  Damage and Destruction.......................................75
                ----------------------

ARTICLE XIII:   INSURANCE....................................................76
                ---------

          13.1  Required Insurance Coverage..................................76
                ---------------------------
          13.2  General Conditions...........................................76
                ------------------

ARTICLE XIV:    ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS...................77
                ------------------------------------------

          14.1  Transfers....................................................77
                ---------
          14.2  ELI or SRP Financing.........................................78
                --------------------
          14.3  SRP and ELI Recognition of Transferees.......................78
                --------------------------------------
          14.4  No Assumption or Release.....................................79
                ------------------------
          14.5  Mergers and Acquisitions.....................................79
                ------------------------
          14.6  No Third Party Beneficiaries.................................79
                ----------------------------

ARTICLE XV:     CONDEMNATION.................................................79
                ------------

          15.1  Taking.......................................................79
                ------
          15.2  Taking Awards................................................80
                -------------
          15.3  Notice of Taking.............................................80
                ----------------

ARTICLE XVI:    ENVIRONMENTAL HAZARD LIABILITY...............................81
                ------------------------------

          16.1  Representations..............................................81
                ---------------
          16.2  Responsibilities of Parties..................................81
                ---------------------------
          16.3  Alternate Locations..........................................82
                -------------------

ARTICLE XVII:   LIABILITY AND INDEMNITY......................................82
                -----------------------

          17.1  ELI Indemnity................................................82
                -------------
          17.2  SRP Indemnity................................................83
                -------------
          17.3  No Consequential Damages.....................................83
                ------------------------
          17.4  Waiver of Subrogation........................................84
                ---------------------
          17.5  Defense of Claims............................................84
                -----------------
          17.6  Third Party Claims...........................................84
                ------------------
          17.7  Survival.....................................................84
                --------
          17.8  Limitation of ELI Liability..................................85
                ---------------------------
          17.9  Limitation of SRP Liability..................................85
                ---------------------------
         17.10  Applicability of Liability Limitations.......................85
                --------------------------------------

ARTICLE XVIII:  FORCE MAJEURE................................................86
                -------------

          18.1  Excuse of Performance........................................86
                ---------------------
          18.2  Definition...................................................86
                ----------
          18.3  Continuance after Force Majeure Event........................87
                -------------------------------------

ARTICLE XIX:    BREACH AND TERMINATION.......................................88
                ----------------------

          19.1  Termination Events...........................................88
                ------------------
          19.2  Actions Following Occurrence of Termination Event............90
                -------------------------------------------------
          19.3  Rights of ELI and SRP Upon Termination.......................91
                --------------------------------------

ARTICLE XX:     MISCELLANEOUS................................................93
                -------------

          20.1  Amendments...................................................93
                ----------
          20.2  Binding Effect...............................................93
                --------------

          20.3  Waivers......................................................93
                -------
          20.4  Notices......................................................93
                -------
          20.5  Severability.................................................94
                ------------
          20.6  Interpretation...............................................95
                --------------
          20.7  Governing Law and Choice of Forum............................95
                ---------------------------------
          20.8  Commissions..................................................95
                -----------
          20.9  Counterparts.................................................95
                ------------
         20.10  Attorney Fees................................................96
                -------------
         20.11  Costs........................................................96
                -----

EXHIBITS
--------

Exhibit "A"    ELI Construction Plan

Exhibit "B"    Network Maps

Exhibit "C"    Initial Base Case Financial Model

Exhibit "D"    SRP Construction Plan

Exhibit "E"    Existing SRP Network Contracts

Exhibit "F"    Reserved Fiber Allocation for Existing Segments

Exhibit "G"    Operating Lease Payment Calculation Examples

Exhibit "H"    Coordinating Committee

Exhibit "I"    Network Deployment Committee

Exhibit "J"    Staffing

                         OPTICAL FIBER LEASE AGREEMENT
                         -----------------------------


          THIS OPTICAL FIBER LEASE AGREEMENT ("Agreement") is made and entered into effective as of September 11, 1996, by and between ELECTRIC LIGHTWAVE, INC., a Delaware corporation ("ELI"), and SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Agricultural Improvement District organized and existing under the laws of the State of Arizona ("SRP").

                                R E C I T A L S
                                - - - - - - - -

     A. ELI is a supplier of telecommunications services in the Phoenix, Arizona metropolitan area.

     B. SRP is a supplier of electric power and communications-enabled power related products and services in portions of Maricopa County, Gila County and Pinal County, Arizona.

     C. ELI and SRP are each in the process of deploying fiber optic cable in the Phoenix, Arizona metropolitan area to expand their existing communications networks.

     D. ELI desires to lease optical fibers from SRP, and SRP, upon the terms, covenants and conditions set forth in this Agreement, is willing to lease optical fiber to ELI.

          NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, ELI and SRP agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          As used in this Agreement, the following terms shall have the meanings specified below:

          "Acceptance of Construction" shall mean the written notification from ELI to SRP, or from SRP to ELI, pursuant to Section 8.7, that specified work has been inspected by such party and found to have been performed substantially in accordance with the requirements of this Agreement.

          "Additional Segment" shall mean those Segments identified on the ELI Construction Plan and the SRP Construction Plan for construction after the date of this Agreement by ELI or by SRP.

          "Ad Valorem Taxes" shall mean ad valorem property taxes, special assessments, local improvement district levies and other levies assessed against the Facilities, the System or any Right of Way.

          "Affected Portion" shall mean the portion of any Segment that is or may: (1) be affected by a Taking; (2) become the subject of a lien or transfer; or (3) be damaged or destroyed as the result of the occurrence of an event of casualty.

          "Affiliate" shall mean, with respect to either ELI or SRP, any corporation that controls such party, is controlled by such party, or is with such party under common control of another entity.

          "Agent" shall mean the agent of any permitted Transferee who, pursuant to Section 14.2, is entitled to receive any notices required to be given under the terms of this Agreement.
          "Agreement" shall mean this Optical Fiber Lease Agreement.

          "Approvals" shall mean all permits, approvals and licenses from all government authorities or other parties having jurisdiction or approval rights respecting: (1) the use and occupation of any Right of Way where Facilities are located or to be constructed; and (2) the use of Facilities.

          "Base Case Financial Model" shall mean the economic analysis of the revenues, expenses, capital outlays, income and cash flows projected over a period beginning on the effective date of this Agreement and ending December 31, 2011. The Base Case Financial Model determines the present value of existing and projected future capital investment (less Residual Value at the end of the Term), then applies a formula to determine an Operating Lease Payment to equalize the return of ELI and SRP on the present value of their respective capital investments over the Term. The Base Case Financial Model will be reevaluated from time to time as provided in Article V.

          "Building Entrance" shall mean that portion of the System which runs from a connection point on the System to the point-of-presence inside a customer's building, including all Rights of Way, conduit, Fiber, fiber optic patch panel and other Facilities necessary to establish the connection from a connection point on the System to the customer's building.

          "Changes" shall mean changes, additions to, deletions from or other modifications to the construction plans for a Segment.

          "Construction Plans" shall mean, collectively, the ELI Construction Plan and the SRP Construction Plan.

          "Coordinating Committee" shall mean the committee comprised of representatives of ELI and SRP, as described in Section 11.2.

          "Cost of Goods Sold" shall mean the actual cost of services purchased for resale and the cost of leased Facilities.

          "Dark Fiber" shall mean Fiber through which no light is transmitted.

          "Deferred Operating Lease Payment" shall mean the difference between the hypothetical Operating Lease Payment, calculated as described in Section 5.5(a)(4), and the actual Operating Lease Payment paid by ELI to SRP in any of the 15 consecutive calendar quarters beginning with year 1 of the Base Case Financial Model. In no event will the Deferred Operating Lease Payment be less than zero.

          "Direct Operating Costs" shall include ELI Phoenix Direct Operating Expenses and SRP Phoenix Direct Operating Expenses.

          "Electric Services" shall mean those electric power generation, transmission services, distribution services and other services relating to the use of electric power, other than Utilicom Services, that SRP supplies to customers.

          "ELI Capital" shall include: (1) all capital expenditures ELI has already incurred or, pursuant to the terms of this Agreement, will incur to complete the ELI Construction Plan, including, without limitation, expenditures to: (a) connect the existing ELI Network with the existing SRP Network; (b) install a switch to provide Telecommunications Services; and (c) provide System Electronics needed to deliver Telecommunications Services; (2) all ELI expenditures to construct Future Segments, including the reasonable market value of all Rights of Way and Building Entrances acquired to construct a Future Segment; (3) any other capital expenditures approved by the Coordinating Committee; and (4) ELI's Unreimbursed Direct Operating Expenses.

          "ELI Construction Plan" shall mean the build-out plan for the deployment by ELI of Additional Segments, including preliminary route designations, construction schedule and Fiber capacity. A copy of the ELI Construction Plan is attached to and incorporated by reference in this Agreement as Exhibit "A."

          "ELI Facilities" shall mean those components of the System, other than the SRP Facilities, whether located on or off a Right of Way, now owned or hereafter (pursuant to the terms of this Agreement) acquired by ELI, including, without limitation, Fiber, System Electronics, Building Entrances, Main Hubs, Minihubs, junctions, terminals, regenerators, power sources, fault alarm systems, structures and shelters, any conduit, poles or pole line attachments associated with any of the foregoing, and all articles of personal property owned or used by ELI connected with, necessary for, or useful to the construction, installation, operation, maintenance, repair, reinstallation, replacement, relocation and removal of any of the foregoing.

          "ELI Network" shall mean the Fiber described on Exhibit "B" and ELI-owned Future Segments deployed by ELI, including Fiber, System Electronics and other ELI Facilities.

          "ELI Operating Division" shall mean a regional office or service center of ELI that, for internal accounting or regulatory purposes, has been
identified and designated as a separate division.   An ELI Operating Division
shall be a geographic area reasonably consistent in size and population with ELI's current operating divisions.

          "ELI Phoenix Direct Operating Expenses" shall include the following cost categories of the ELI Operating Division in Phoenix, Arizona that are incurred consistent with the terms and provisions of this Agreement: (1) corporate sales, carrier sales, marketing, technicians, maintenance, engineering, real estate (including land rights acquisition), legal, insurance (including all expenses incurred for loss, damage or liability not covered by insurance), regulatory, facilities and property taxes; (2) SRP Direct Operating Services; and (3) a cost factor equal to the ELI Vancouver Operating Expenses for the relevant accounting period divided by the total number of ELI Operating Divisions existing at the end of such accounting period, but in no event less than the number of ELI Operating Divisions shown on the Initial Base Case Financial Model. If applicable, a reasonable component for ELI overhead (other than a duplication for ELI Vancouver Operating Expenses) may be included in the foregoing cost categories.

          "ELI Vancouver Operating Expenses" shall mean the following services and activities provided by ELI's home office in Vancouver, Washington for all ELI Operating Divisions, wherever located: network control center, network support, provisioning, customer service, system engineering and support, telemarketing, sales support, carrier sales, marketing, accounting, finance, billing, facilities, purchasing, legal, regulatory, and information systems, and may include expenses of ELI's parent corporation or any ELI Affiliate directly related to the System, but shall not include an allocation of overhead of ELI's parent corporation or any ELI Affiliate.

          "ELI's Preferred Rates" shall mean, from time to time during the Term, the lowest prices then charged by ELI to similarly situated commercial Telecommunications Services customers for a similar service or group of services.

          "Existing Segment" shall mean Segments owned by SRP or ELI existing as of the date of this Agreement and identified on the ELI Construction Plan and the SRP Construction Plan.

          "Facilities" shall mean, collectively, the ELI Facilities and the SRP Facilities.

          "Fiber" shall mean the fiber optic strands that, pursuant to the terms of this Agreement, are designed, deployed, interconnected and used to create the System for the transmission of Telecommunications Services and Utilicom Services by ELI and SRP.

          "Force Majeure" shall have the meaning given in Section 18.2.

          "Future Segments" shall mean any Segments other than Additional Segments that, after the date of this Agreement, may be proposed by either ELI or SRP for addition to their respective networks and approved as described in
Section 8.2.

          "Gross Margin" shall mean, for any accounting period, the difference between the Gross Revenues generated from the sale of Telecommunications Services for such period, and the Cost of Goods Sold for the corresponding period.

          "Gross Revenues" means all revenues billed by ELI for Telecommunications Services provided by means of the System, less actual uncollectibles (as determined consistent with ELI's business practices).

          "Hazardous Substances" shall mean any waste, pollutant (as that term is defined in 42 U.S.C. (S) 9601(33) or in 33 U.S.C. (S) 1362(13) or any
successor statutes thereto), hazardous substance (as that term is defined in 42 U.S.C. (S) 9601(14) or any successor statute thereto), hazardous chemical (as that term is defined by 29 CFR Part 1910.1200(c) or any successor regulation thereto), toxic substance, hazardous waste (as that term is defined in 42 U.S.C.
(S) 6901 or any successor statute thereto), radioactive material, special waste, petroleum, including crude oil or any other hydrocarbon based substance, waste, or breakdown or decomposition product thereof, or any constituent of any such substance or waste, including, but not limited to polychlorinated biphenyls, and asbestos.

          "Hub Site" shall mean the location of any Main Hub or Minihub. "Initial Base Case Financial Model" shall mean the Base Case Financial
Model attached to and incorporated by reference in this Agreement as Exhibit
"C".

          "Key Accounts" shall mean the customer accounts of SRP which are high volume users of SRP's Electric Services which have been identified and classified by SRP for special billing, accounting, customer service, marketing or other purposes pursuant to the established Key Account program offered by SRP to its customers, as now constituted or as it may hereafter be amended.

          "Leased Fiber" shall mean all of the Fiber now or hereafter deployed in the SRP Network.
          "License" shall mean a license to exercise the rights granted to ELI and SRP in Section 10.2 and elsewhere in this Agreement.

          "Main Hub" shall mean any Hub Site, other than a Minihub, where Facilities have been or are proposed to be constructed or installed to provide the central point within the System to cross-connect traffic between end-users.

          "Maps" shall mean: (1) the maps or drawings attached to and incorporated by reference in this Agreement as Exhibit "B" which depict ELI's and SRP's Existing Segments and Additional Segments; (2) any updates to the foregoing; and (3) any other drawings or maps that either ELI or SRP is required to prepare, update or submit to the Network Deployment Committee pursuant to the terms of this Agreement, or to any state or federal regulatory agency as required by applicable statute, rule or regulation.

          "Minihub" shall mean any Hub Site, other than a Main Hub site, where Facilities have been or are proposed to be constructed or installed to provide a network traffic concentration point for distribution to a Main Hub.

          "Minimum Performance Standards" shall mean the performance criteria and targets for the sale of Telecommunications Services over the System during the Term identified in Section 5.8.

          "Net Operating Income" shall mean, generally, Gross Margin less Direct Operating Costs. However, as described in Section 5.5, the calculation of Net Operating Income may also include a reduction for Unreimbursed Direct Operating Expenses and for Deferred Operating Lease Payments for purposes of calculating the Operating Lease Payment in certain years of the Term.

          "Network Deployment Committee" shall mean the committee comprised of representatives of ELI and SRP, as described in Section 11.3, whose primary function shall be the coordination of efforts between ELI and SRP relating to the design, construction and maintenance of the System.

          "Operating Lease Payment" shall mean the quarterly lease payment of ELI to SRP for use of the Leased Fiber.

          "Operating Lease Percentage" shall mean the percentage factor generated under the terms and assumptions of the Base Case Financial Model as part of the annual budgeting process described in Section 5.4 that, when multiplied against the Net Operating Income for any quarter, establishes the Operating Lease Payment (if any) for such quarter.

          "Reserved Fiber" shall mean that portion of the Fiber in the SRP Network, now or hereafter deployed, which is allocated to the exclusive use of SRP.

          "Residual Value" shall mean the value of SRP Capital and ELI Capital (not including Unreimbursed Direct Operating Expenses and Unreimbursed Deferred Operating Lease Payments) remaining at the end of the Term, determined on a ten-year straight-line depreciation schedule, using a mid-year convention.

          "Right of Way" shall mean the real property and rights related thereto used by ELI for its Telecommunications Services transmission system or by SRP for its Electric Services and Utilicom Services transmission systems that are used, owned, operated, leased or controlled by ELI or SRP, as applicable, pursuant to either: (1) an historical use that is not based on a direct grant of authority from the applicable property owner; or (2) a subsisting grant, easement, lease, franchise, license or other agreement.

          "Segment" shall mean a portion of the System with defined beginning and end points.

          "SONET" shall mean a synchronous optical network that is capable of high speed transmission of digital signals.

          "SRP Capital" shall include: (1) all capital expenditures SRP has already incurred as shown on Exhibit "C" or, pursuant to the terms of this Agreement, will incur to complete the SRP Construction Plan, including, without limitation, all reasonable capital expenditures for the deployment of Fiber, including the Reserved Fiber; (2) all SRP expenditures to construct Future

Segments, including the reasonable market value of all Rights of Way and Building Entrances contributed by SRP to construct a Future Segment; (3) any other capital expenditures approved by the Coordinating Committee; and (4) SRP's Unreimbursed Direct Operating Expenses.

          "SRP Construction Plan" shall mean the build-out plan for the deployment by SRP of Additional Segments, including preliminary route designations, construction schedule and Fiber capacity. A copy of the SRP Construction Plan is attached to and incorporated by reference in this Agreement as Exhibit "D."

          "SRP Direct Operating Services" shall mean those services provided by SRP to ELI as described in Section 5.7.

          "SRP Facilities" shall mean those components of the SRP Network, other than the ELI Facilities now owned or hereafter (pursuant to the terms of this Agreement) acquired by SRP, including, without limitation, Fiber, Building Entrances, junctions, terminals, regenerators, power services, fault alarm systems, structures and shelters, any conduit, poles or pole line attachments associated with any of the foregoing, and all articles of personal property owned or used by SRP connected with, necessary for, or useful to the construction, installation, operation, maintenance, repair, reinstallation, replacement, relocation and removal of any of the foregoing.

          "SRP Network" shall mean the Fiber described in Exhibit "B" and SRP-owned Future Segments, including Fiber and the other SRP Facilities.

          "SRP Phoenix Direct Operating Expenses" shall include the following cost categories of SRP associated with Telecommunications Services offered or provided by ELI, or jointly by SRP and ELI, by means of the System, and that are incurred consistent with the terms and provisions of this Agreement: business development, marketing, sales and sales support, technicians, maintenance, engineering, real estate (including land rights acquisition), legal, insurance (including all expenses incurred for loss, damage or liability not covered by insurance) and property taxes. If applicable, a reasonable component for SRP overhead may be included in the foregoing cost categories.

          "System" shall mean the combination of the ELI Network and the SRP Network currently installed or to be deployed by ELI and SRP pursuant to the terms of this Agreement, including all Segments, all improvements, Facilities, Building Entrances and other equipment which creates the Fiber communications system contemplated by this Agreement. The System shall not include the Reserved Fiber or any equipment currently owned or hereafter purchased by or for SRP solely for use in connection with the Reserved Fiber or SRP's Electric Services transmission system.

          "System Electronics" shall mean all items of equipment, hardware, software, electronics, optronics and any components thereof owned by ELI that are used to transmit or monitor Telecommunications Services or Utilicom Services over the Leased Fiber or the System, including, without limitation, routers, access nodes, MSDTs, channel banks, digital system cross connect equipment, fiber optic terminals, fiber optic patch panels, multiplexers and switches.

          "System Materials" shall mean all Fiber, System Electronics, equipment and other materials obtained by ELI or SRP under the terms of this Agreement to construct any Segment.

          "Taking" shall mean the exercise of the power of eminent domain by any public or quasi-public authority, other than an exercise by ELI or SRP in accordance with statutory authority.

          "Telecommunications Services" shall mean all services delivered by means of the System (other than Utilicom Services), including, without limitation, the two-way transmission of signals, messages, images, sounds, data and other information of any nature transmitted to customers by means of the System.

          "Term" shall mean the period of time beginning on the effective date of this Agreement and terminating on December 31, 2011.

          "Transferee" shall mean any individual or entity to which either ELI or SRP, pursuant to Article XIV, transfers or assigns any interest in this Agreement or, as applicable, in the ELI Facilities or the SRP Facilities.

          "Unreimbursed Direct Operating Expenses" shall mean all ELI Phoenix Direct Operating Expenses and SRP Phoenix Direct Operating Expenses that are not recovered by the parties under the terms of the Base Case Financial Model in the quarter in which they are incurred.

          "Utilicom Services" shall mean all services delivered by means of the System including, without limitation, the two-way transmission of signals, messages, images, sounds, data and other information of any nature transmitted to customers by means of the System (other than Telecommunications Services), that are incidental to Electric Services and water services provided by SRP and its Affiliates, to their customers.

                                  ARTICLE II
                                    SYSTEM
                                    ------

          2.1  Existing SRP Operations and Network.  SRP maintains an extensive
               -----------------------------------
water delivery system and is a provider of electric power and water. As part of its electrical power delivery system, SRP has installed a communications network consisting of approximately 165.6 miles of 20-strand, 24-strand and 48-strand Fiber cable.

          2.2  Existing ELI Operations and Network.  ELI provides
               -----------------------------------
Telecommunications Services in the States of Washington, Oregon, California, Arizona and Utah. ELI's Arizona operations are centered in the Phoenix metropolitan area and consist of: (a) special access service types such as:
DS-0, DS-1, and DS-3; and (b) frame relay, FDDI, and other data related services. ELI has applied for operating authority from the Arizona Corporation Commission to provide intrastate Telecommunications Services, including local exchange services, in Arizona. ELI has installed a metropolitan area network in downtown Phoenix, Arizona consisting of approximately 8 miles of 96-strand Fiber cable.

          2.3  SRP Build-Out.  Over the next four (4) fiscal years of SRP (May 1
               -------------
to April 30), starting with SRP's 1996/1997 fiscal year, SRP, at its own expense, shall construct the Additional Segments described in the SRP Construction Plan, approximately along the routes identified on the Map attached to this Agreement as Exhibit "B". SRP's total Fiber cable deployment commitment consists of an additional approximately 324 miles of Fiber cable. It is anticipated that SRP will expend approximately [*] to complete the SRP Construction Plan. The Additional Segments to the SRP Network shall be designed, constructed and maintained in accordance with the terms, covenants and conditions of this Agreement.

          2.4  ELI Build-Out.  Over the next three (3) calendar years (including
               -------------
1996), ELI, at its own expense, shall construct and install:

               (a) Additional Segments.  The Additional Segments described in
                   -------------------
     the ELI Construction Plan, approximately along the routes identified on the Map attached to this Agreement as Exhibit "B." ELI's total Fiber cable deployment commitment consists of an

* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

     additional approximately 54.74 miles of Fiber cable. It is estimated that ELI will expend approximately $3,350,000.00 to complete the Additional Segments.

               (b) System Electronics.  The System Electronics and related
                   ------------------
     Facilities (other than Fiber in the SRP Network) as described in Section
     8.1. It is anticipated that ELI will expend approximately $27,008,700 to install the System Electronics and related Facilities.

The Additional Segments to the ELI Network and the ELI System Electronics shall be designed, constructed and maintained in accordance with the terms, covenants and conditions of this Agreement.

                                  ARTICLE III
                                 LEASE OF FIBER
                                 --------------

          3.1  Lease of Fiber to ELI.  SRP hereby leases to ELI, and ELI leases
               ---------------------
from SRP, all of the Leased Fiber during the Term in accordance with and subject to the provisions of this Agreement. The Leased Fiber will be for the exclusive use of ELI, with the exception of the Reserved Fiber as set forth in Article IV. The Leased Fiber subject to this Agreement shall be Dark Fiber. ELI, at its expense, shall supply all System Electronics and related Facilities (other than Fiber in the SRP Network) needed to supply Telecommunications Services over the System. All such System Electronics, and related Facilities shall be designed, purchased, installed and maintained in accordance with the terms, covenants and conditions of this Agreement.

          3.2  Use of Leased Fiber.  ELI may use the Leased Fiber solely for the
               -------------------
purpose of providing Telecommunications Services. ELI shall use the Leased Fiber in accordance with applicable laws, rules, regulations, orders and other regulatory requirements, now or hereafter in effect, of any governmental authority having jurisdiction over ELI, the Leased Fiber or the use thereof. ELI shall not use the Leased Fiber in connection with the marketing of electric power, other than electric power supplied by SRP.

          3.3  Term of Lease.  The lease of the Leased Fiber to ELI shall
               -------------
commence on the effective date of this Agreement and shall continue for the Term, unless sooner terminated pursuant to the express provisions of this Agreement

          3.4  Operating Lease Payments.  To the extent payable under the terms
               ------------------------
of the Base Case Financial Model, ELI shall make Operating Lease Payments to SRP consistent with the following: (a) Operating Lease Payments shall be due and payable thirty (30) days after the end of each calendar quarter; (b) an Operating Lease Payment shall not be considered late if paid within fifteen (15) days after it is due; and (c) each late payment will bear interest at the rate of 12% per annum until paid. The Operating Lease Payment amount, if any, shall be recalculated each year throughout the Term as part of the annual budgeting process described in Section 5.3.

                                   ARTICLE IV
                                 RESERVED FIBER
                                 --------------

          4.1  Reserved Fiber.  SRP reserves for its own use the Reserved Fiber.
               --------------
SRP may use the Reserved Fiber solely for the following purposes: (a) to provide electric and water system communications services; (b) to provide SRP corporate telecommunications services; (c) to provide Utilicom Services; and (d) to provide for other uses as identified in Exhibit "E" attached to and incorporated in this Agreement by reference. Notwithstanding the foregoing, SRP may use the Reserved Fiber for any purpose, to the extent that the Reserved Fiber is no longer needed for the purposes set forth in subparts (a) through (d) above. SRP shall use the Reserved Fiber in accordance with applicable laws, rules, regulations, orders and other regulatory requirements, now or hereafter in effect, of any governmental authority having jurisdiction over SRP, the Reserved Fiber or the use thereof.

          4.2  Dark Fiber Reservation.  SRP's Reserved Fiber shall be Dark
               ----------------------
Fiber. SRP shall not have the right to use System Electronics installed by ELI for use in connection with the System for SRP's Reserved Fiber. However, ELI, at SRP's request, may sell System services to SRP as provided in Section 4.4 and in other sections of this Agreement.

          4.3  Amount of Reserved Fiber.  The amount of Reserved Fiber to which
               ------------------------
SRP shall be entitled for all Existing Segments and Additional Segments in the SRP Network is identified on Exhibit "F" attached to and incorporated by reference in this Agreement. The Coordinating Committee shall specify the number of Reserved Fibers for Future Segments. Reserved Fiber shall be fixed for the Term.

          4.4  Sale of Network Services and Elements.  To the extent it is
               -------------------------------------
economically and technically feasible, SRP and its Affiliates may purchase unbundled network elements, facilities or functions from ELI. In addition, SRP and its Affiliates may resell all finished services sold or offered by or through ELI. The price charged to SRP or any SRP Affiliate for all such services and network elements shall be based on ELI's Preferred Rates.

                                   ARTICLE V
                                FINANCIAL TERMS
                                ---------------

          5.1  Operating Revenues.  Within the general parameters of this
               ------------------
Agreement, ELI and SRP shall cooperate with each other, in good faith, and shall use their best efforts to maximize the revenues generated by the System to provide Telecommunications Services. In addition, throughout the Term:

               (a) SRP Revenues.  SRP shall be entitled to collect and retain
                   ------------
     all revenues generated by use of the System or the Reserved Fiber to deliver services, including, without limitation, Utilicom Services, to SRP customers.

               (b) ELI Revenues.  Except for SRP resale of Telecommunications
                   ------------
     Services, ELI shall collect all revenues generated by use of the System to deliver Telecommunications Services. However, as consideration for ELI's use of the SRP Network, ELI shall pay to SRP an Operating Lease Payment in accordance with the terms and assumptions set forth in the Base Case Financial Model.

          5.2  Base Case Financial Model.  The Base Case Financial Model
               -------------------------
provides a method to calculate the Operating Lease Payment in an amount that provides an equal internal rate of return to ELI Capital and SRP Capital, less Residual Value, over the Term. The Base Case Financial Model:

               (a) Is based on a calendar year cycle, and starts with a year "0" to reflect capital investments of ELI and SRP which predate the effective date of this Agreement, and capital investments and Direct Operating Costs of ELI and SRP after the effective date of this Agreement through December 31, 1996, and has a year "1" beginning January 1, 1997 and ending December 31, 1997;

               (b) Projects expected capital expenditures by ELI and SRP over the Term;

               (c) Determines the Residual Value of capital investment at the end of the Term;

               (d) Determines a present value in year "0" of total capital investment of each party, less Residual Value, using an adjustable annual discount rate which is ten percent (10%) in year "1"; and

               (e) Determines a ratio of the present value of SRP Capital and the present value of the sum of SRP Capital and ELI Capital.

The Initial Base Case Financial Model is attached to this Agreement as Exhibit "C." Each party certifies that the Initial Base Case Financial Model represents the party's good faith best estimate of existing and future conditions.

          5.3  Annual Budgeting Process.  Each year during the Term, ELI, using
               ------------------------
the Base Case Financial Model, will develop a Telecommunication Services capital, operating and maintenance budget for the coming calendar year. The budgeting process shall occur during the fourth quarter of the calendar year. The Base Case Financial Model shall be updated with cost and revenue results for any prior year, and the current year actual results for the first three calendar quarters. In addition, ELI shall incorporate projections for the fourth quarter of the current calendar year and for all remaining years of the Term. The discount rate to be applied to the current year will be readjusted to 300 basis points over the ten year Treasury Bond Rate established at the most recent August Treasury auction. The results of the budgeting process and Base Case Financial Model update shall be the basis for calculating the Operating Lease Payment for the coming year.

          5.4  Operating Lease Percentage.  The Operating Lease Payment is
               --------------------------
calculated by multiplying the Net Operating Income by the Operating Lease Percentage. The Operating Lease Percentage is calculated according to this formula:

                     Present blue (Year 0) of SRP Capital
                    ---------------------------------------
                    Present Value (Year 0) of Total Capital

Initially, the Operating Lease Percentage shall be [*] as shown on the Initial Base Case Financial Model attached to this Agreement as Exhibit "C." However, subject to the terms and assumptions of the Base Case Financial Model, the Operating Lease Percentage may be adjusted each year as part of the annual budgeting and Base Case Financial Model update.

          5.5  Operating Lease Payment.  For any given quarter during the Term,
               -----------------------
including the period between the effective date of this Agreement and December 31, 1996, the amount of the Operating Lease Payment, if any, shall be the Operating Lease Percentage multiplied by Net Operating Income for the quarter, plus or minus any adjustments required by Section 5.6(b).

               (a) Variation of Calculation of Net Operating Income During First
                   -------------------------------------------------------------
     15 Quarters of the Base Case Financial Model.  The following formula shall
     --------------------------------------------
     be used at the end of Year 0 and at the end of each of the first 15 calendar quarters of the Base Case Financial Model to compute Net Operating Income for the purpose of calculating the Operating Lease Payment:

               Gross Margin
     Less:     Current Direct Operating Costs
     Less:     Accumulated Unreimbursed Direct Operating Expenses
               --------------------------------------------------

     Equals:  Net Operating Income or (Unreimbursed Direct Operating Expenses)

     Based on the foregoing calculation of Net Operating Income, the following payment priorities and principles shall apply:

                    (1) The Gross Margin will first be used to pay current Direct Operating Costs. If the Gross Margin is insufficient to pay all current Direct

* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

          Operating Costs, the Gross Margin will be used to pay each party's current Direct Operating Costs on a prorated basis. Any resulting Unreimbursed Direct Operating Expenses will be added to ELI Capital or to SRP Capital, as applicable.

                    (2) If there is Gross Margin remaining after paying all current Direct Operating Costs, the remaining Gross Margin will next be used to repay any then accumulated Unreimbursed Direct Operating Expenses, on a prorated basis, until all such Unreimbursed Direct Operating Expenses have been fully repaid to ELI and SRP. The proration will be based on the percentage that each party's Unreimbursed Direct Operating Expenses bears to the total of Unreimbursed Direct Operating Expenses.

                    (3) Any Net Operating Income remaining after paying all current Direct Operating Costs and repaying all then accumulated Unreimbursed Direct Operating Expenses, will be used to pay an Operating Lease Payment to SRP.

                    (4) At the end of each quarter during the first 15 calendar quarters of the Base Case Financial Model, an Operating Lease Payment shall be hypothetically calculated as though all Unreimbursed Direct Operating Expenses were added to capital at the end of each quarter. In the event the hypothetical calculation produces an Operating Lease Payment greater in amount than that actually paid, the difference is a Deferred Operating Lease Payment and will be added to SRP Capital.

                    (5) At the end of the 15th calendar quarter of the Base Case Financial Model, any then Unreimbursed Direct Operating Expenses will become a permanent addition to ELI Capital or SRP Capital, as applicable.

               (b) Variation of Calculation of Net Operating Income During the
                   -----------------------------------------------------------
     16th through the 35th Quarters.  The following formula shall be used at the
     ------------------------------
     end of each of the 16th through the 35th calendar quarters of the Base Case Financial Model to compute Net Operating Income for the purpose of calculating the Operating Lease Payment:

               Gross Margin
     Less:     Current Direct Operating Costs
               ------------------------------

     Equals: Subtotal Net Operating Income, if positive or (Unreimbursed Direct Operating Expenses), if negative.

     If Subtotal Net Operating Income is positive, then:

          If Subtotal Net Operating Income is greater than Prorated Portion of Accumulated Deferred Operating Lease Payments, then:

               Subtotal Net Operating Income
     Less:     Prorated Portion of Accumulated Deferred Operating Lease
               --------------------------------------------------------
               Payments
               --------

     Equals:   Net Operating Income.

          If Subtotal Net Operating Income is less than Prorated Portion of Accumulated Deferred Operating Lease Payments, then:

               Subtotal Net Operating Income
               -----------------------------

     Equals: Partial Payment of Prorated Portion of Accumulated Deferred Operating Lease Payments; and
               Net Operating Income is Zero.

     Based on the foregoing calculation of Net Operating Income, the following payment priorities and principles shall apply:

                    (1) The Gross Margin will first be used to pay current Direct Operating Costs. If the Gross Margin is insufficient to pay all current Direct Operating Costs, the Gross Margin will be used to pay each party's current Direct Operating Costs on a prorated basis. The proration will be based on the percentage that each party's current Direct Operating costs bears to the total of current Direct Operating Costs. Any resulting Unreimbursed Direct Operating Expenses will become a permanent addition to ELI Capital or to SRP Capital, as applicable.

                    (2) If there is Gross Margin remaining after paying all current Direct Operating Costs, the remaining Gross Margin will next be used to pay a prorated portion of SRP's accumulated Deferred Operating Lease Payments (on a quarterly basis), based on the following table:

                              Percent of Total Remaining Accumulated Deferred
                 Quarters       Operating Lease Payments Paid in Period
                 --------       ---------------------------------------

             16 through 19                           20%
             20 through 23                           25%
             24 through 27                           33%
             28 through 31                           50%
             32 through 35                          100%

                    (3) After paying all current Direct Operating Costs and the prorated portion of SRP's accumulated Deferred Operating Lease Payments, any remaining Net Operating Income will be used to pay an Operating Lease Payment.

                    (4) At the end of the 35th calendar quarter of the Base Case Financial Model, any then accumulated Deferred Operating Lease Payments will become a permanent part of SRP Capital.

               (c) Calculation of Net Operating Lease Payment in Subsequent
                   --------------------------------------------------------
     Quarters. Throughout the balance of the Term, Net Operating Income, for
     --------
     purposes of calculating the Operating Lease Payment, will be computed as follows:

               Gross Margin
     Less:     Current Direct Operating Costs
               ------------------------------

     Equals:  Net Operating Income or (Unreimbursed Direct Operating Expenses)

     Based on the foregoing calculation of Net Operating Income, the following payment priorities and principles shall apply:

                    (1) The Gross Margin will first be used to pay current Direct Operating Costs. If the Gross Margin is insufficient to pay all current Direct Operating Costs, the Gross Margin will be used to pay each party's current Direct Operating Costs on a prorated basis. The proration will be based on the percentage that each party's current Direct Operating Costs bears to the total of current Direct Operating Costs. Any resulting Unreimbursed Direct Operating Expenses will become a permanent addition to ELI Capital or to SRP Capital, as applicable.

                    (2) After paying all current Direct Operating Costs, any remaining Net Operating Income will be used to pay an Operating Lease Payment.

               (d) Operating Lease Payment Examples.  Examples of the
                   --------------------------------
     calculation of the Operating Lease Payment under the principles described in this Article V are attached to and incorporated by reference in this Agreement as Exhibit "G."

          5.6  Annual Adjustment for Past Operating Lease Payments.  In the
               ---------------------------------------------------
event that the annual redetermination of the Base Case Financial Model changes the Operating Lease Percentage:

               (a) The parties shall recalculate the Operating Lease Payment for all prior years;

               (b) An adjustment figure shall be calculated which in current dollar terms (using the annual discount rate of 300 basis points above the ten year Treasury Bond Rate as determined in Section 5.3) adjusts the prior year payments to reflect the new Operating Lease Percentage;

               (c) The Operating Lease Payments for the next four quarters shall be proportionately increased or decreased to make the adjustment determined in part (b); and

               (d) At the end of the Term or earlier termination of this Agreement, the parties shall determine a final, actual Operating Lease Percentage, and ELI or SRP, as the case may be, shall make a final payment to the other so that actual Operating Lease Payments match the final Operating Lease Percentage.

It is the goal of this section to produce at the expiration of the Term or the earlier termination of this Agreement equal returns on the invested capital of ELI and SRP.

          5.7  SRP Direct Operating Services.  ELI may purchase from SRP certain
               -----------------------------
SRP Direct Operating Services to satisfy ELI's maintenance and operating obligations with respect to the System. A list of services SRP is willing to provide and a projection of the annual cost of providing such services shall be developed by SRP and submitted to ELI and the Coordinating Committee no later than July 31 of each year. ELI may purchase all or any portion of such services from SRP, but ELI shall approve the purchase of all such services to the extent they are offered at market prices and at market quality. To facilitate payment to SRP for the services selected by ELI, ELI shall include such services in the annual budget update. Services shall be paid on a monthly basis and shall be in addition to any quarterly Operating Lease Payment payable by ELI to SRP. SRP shall provide ELI with a monthly invoice describing the services actually provided by SRP. The services that may be offered by SRP include:

               (a) Field technicians required to perform installation and servicing duties as included in the annual budget;

               (b) Services related to the procurement of Rights of Way, Building Entrances and permits; and

               (c) Network and customer project design and engineering.

          5.8  Minimum Performance Standards.  During the Term, ELI shall comply
               -----------------------------
with the Minimum Performance Standards described in this Section 5.8. The Minimum Performance Standards shall be calculated for each year of the Term based on the Initial Base Case Financial Model. The Minimum Performance Standards shall be measured on an annual basis consistent with the following:

          Years of Term  Performance Criteria
          -------------  --------------------

          1 through 2    50% of projected Gross Revenues from the sale of
                         Telecommunications Services for such year

          3 through 4    75% of projected Gross Revenues from the sale of
                         Telecommunications Services for such year

          5 through 6    50% of the Operating Lease Payment amount in
                         effect for such year

          7 through 15   75% of the Operating Lease Payment amount in
                         effect for such year

          5.9  Books, Records and Audit Rights.  Each of ELI and SRP shall keep
               -------------------------------
and maintain adequate books and records relating to services provided by, revenues generated from, and costs expended with respect to the System. Each party shall have the right, upon reasonable notice and during normal business hours to: (a) audit the other's books and records pertaining to the operation and performance of the System; (b) compare the System's operation to applicable Minimum Performance Standards, budgets and the Base Case Financial Model; and
(c) monitor compliance with the terms, covenants and conditions of this Agreement. The Coordinating Committee shall develop and approve accounting and auditing procedures relating to the System, which procedures shall be consistent with Generally Accepted Accounting Principles. The Coordinating Committee shall develop standards for capitalization which will reasonably standardize the capitalization procedures (with respect to the capitalization determinations under this Agreement) of ELI and SRP.

                                   ARTICLE VI
                               UTILICOM SERVICES
                               -----------------

          6.1  Right of SRP to Provide Utilicom Services Over the System.  SRP
               ---------------------------------------------------------
and its Affiliates shall have System-wide access to provide Utilicom Services to its customers. Revenues generated from the sale of Utilicom Services shall be excluded from the calculations of the Base Case Financial Model. Use of the System by SRP and its Affiliates for Utilicom Services, however, is subject to the limitations described in this Article VI.

           6.2 System Costs and Charges for Utilicom Services.
               ----------------------------------------------

               (a) Budgeting Process.  During the annual budgeting process, ELI
                   -----------------
     shall project billings for the sale of Telecommunications Services over the System for the coming year, as described in Section 5.3. In addition, SRP and its Affiliates shall project the type and quantity of Utilicom Services that will be provided over the System in the coming year. ELI shall calculate the total charges that SRP and its Affiliates, or their Utilicom Services customers, would be billed for the projected Utilicom Services if such services were treated as Telecommunications Services sold by ELI to its Telecommunications Services customers. The charges shall be calculated using ELI's Preferred Rates to be in effect for the coming year. The charges shall be calculated as additional marginal costs to a customer. For example, the use of an existing customer line for Utilicom Services shall not be considered in the calculation, because this use would not create additional charges to the customer. If the calculation of total Utilicom Services charges based on the SRP budget (at ELI's Preferred Rates) exceeds five percent (5%) of the total projected billings for the sale of Telecommunications Services for such year, SRP and its Affiliates, shall reduce their projected Utilicom Services to a level that does not exceed such five percent (5%) limit. Alternatively, upon request by SRP and its Affiliates, ELI shall sell at ELI's Preferred Rates in effect for such coming year the excess volume of services desired by them for their Utilicom Services customers to the extent that ELI reasonably has available capacity.

               (b) Provisioning and Installations for Utilicom Services.  SRP
                   ----------------------------------------------------
     shall notify ELI in writing of all orders obtained by SRP and its Affiliates, for Utilicom Services. In the normal course of business following receipt of notification from SRP, ELI shall provision all Utilicom Services to be delivered over the System. ELI shall use existing System Electronics, Fiber, circuits and customer premises equipment to complete the provisioning requirements for the customer. If the Utilicom Services cannot be provisioned using existing System

     Electronics, Fiber, circuits and customer premises equipment, SRP or ELI at SRP's request, shall provision and install the necessary System Electronics, Fiber, circuits and customer premises equipment. SRP and its Affiliates shall pay for any additional System Electronics, Fiber, circuits and customer premises equipment needed to supply the Utilicom Services. If no additional provisioning is required, SRP and its Affiliates shall not be charged for the addition of new Utilicom Services customers to the System.

          6.3  Tracking of Utilicom Services.  ELI shall track use of the System
               -----------------------------
to provide Utilicom Services through billing or another mechanism. The mechanism shall calculate the charges that SRP, and its Affiliates, or their Utilicom Services customers, would be required to pay for the use of the System, at ELI's Preferred Rates. SRP shall cooperate reasonably with ELI to measure Utilicom Services traffic on the System. ELI shall not bill SRP or its Affiliates for Utilicom Services provided over the System except as described in
Section 6.4.

          6.4  Quarterly Review of Utilicom Services.  On a calendar quarter
               -------------------------------------
basis, ELI shall compare actual use of the System by SRP and its Affiliates for Utilicom Services with the projected use of the System set forth in the budget described in Section 6.2(a). If charges for Utilicom Services actually provided during such quarter (based on ELI's Preferred Rates then in effect) would exceed five percent (5%) of the total billings for all Telecommunications Services delivered over the System for the same quarter, ELI may bill SRP and its Affiliates the amount of the excess charges.

                                  ARTICLE VII
                                 SYSTEM DESIGN
                                 -------------

          7.1  Integrated Design.  The System shall be integrated and designed
               -----------------
to provide a seamless interconnection to customers. The System shall also be integrated to the ELI regional network and physically interconnected with local exchange and interexchange networks. The design of the System shall be consistent with the standards and policies adopted by the Network Deployment Committee pursuant to the provisions of Section 11.3(a).

           7.2 Design Responsibilities.
               -----------------------

               (a) ELI Design Responsibilities.  ELI shall design the
                   ---------------------------
     telecommunications transport network and shall design, engineer and specify all System Electronics. ELI design specifications shall be shared with SRP personnel to ensure consistency with System operational parameters. ELI shall also design all Hub Sites.

               (b) SRP Design Responsibilities.  SRP shall design the SRP
                   ---------------------------
     Segments and shall do so in a manner that allows capacity to be readily deployed for telecommunications purposes.

               (c) Design Coordination Efforts.  Throughout the Term, ELI and
                   ---------------------------
     SRP, through the Network Deployment Committee, shall:

                    (1) Coordinate the design of the telecommunications transport and electric communications networks to ensure consistency with each other's design specifications;

                    (2) Wherever possible, design the System to provide for diverse routing, including, without limitation, use of a ring/sub-ring architecture and use of SONET equipment, and for consistency with ELI's telecommunications network practices and procedures;

                    (3) Jointly design the integrated aspects of the System, including, without limitation, Facilities, and all System Electronics and Fiber;

                    (4) Jointly develop an overall System architecture and Fiber backbone design that is consistent with ELI's network architecture and design standards;

                    (5) Jointly design service laterals, Building Entrances, and other Facilities for the System as required; and

                    (6) Wherever possible, use common design standards for all System assets and Facilities.

               (d) Joint Responsibilities.  ELI and SRP shall follow the
                   ----------------------
     prioritization schedules for the construction of Segments as outlined in their respective Construction Plans. Before beginning construction of any Additional Segment, ELI and SRP shall present the Segment to the Network Deployment Committee. The Network Deployment Committee may direct the construction of additional Fiber or choose, within reason, a different construction schedule, route or alignment. Changes in the timing of the construction of a Segment may be based on market conditions, such as the demand for Telecommunications Services in the general vicinity to be served by the Segment. To the extent any change in a proposed route or alignment forces ELI or SRP to incur additional Right of Way expense, the amount of the additional Right of Way expense shall be added to capital.

          7.3  Information Requests.  To facilitate planning and design of the
               --------------------
System, ELI and SRP shall furnish or make available to each other and to the Coordinating Committee or Network

Deployment Committee, as applicable, with reasonable promptness after request, and at the reasonable cost of the requesting party:

               (a) Engineering Data.  Copies of all available Maps, charts and
                   ----------------
     other engineering data and documentation pertaining to specified sections and the physical condition of any Right of Way needed for any Segment, including, without limitation, the nature and location of all improvements and Facilities thereon, and all relevant engineering data and plans related thereto;

               (b) Right of Way Documents.  Right of Way documents shall
                   ----------------------
     include:

                    (1) Copies of all available documentation pertaining to ownership or right to use any specified Right of Way (including existing easements, rights of use or other use or occupancy rights, if any, previously granted to others), and other existing agreements respecting the Right of Way (including, without limitation, utility crossings) and restrictions on the right to use or to occupy the Right of Way for the purposes intended by this Agreement;

                    (2) Copies of maps and other available documentation sufficient to describe the identity and location of any other users of the specified portions of any Right of Way, as well as identification of areas within the specified Right of Way which might involve title or possession problems due to the nature of the ownership or any third-party right of way ownership (including, without limitation, reversionary or re-entry rights of underlying fee owners); and

                    (3) Any available information on pending relocation projects by ELI or SRP, as applicable, or others along the specified Right of Way, and information regarding material scheduling constraints resulting from temporarily taking out-of-service any particular segment of the Right of Way;

               (c) Building Entrances Documents.  Copies of all available
                   ----------------------------
     documentation pertaining to ownership or right to use any specified Building Entrance, and other existing agreements respecting the Building Entrance and restrictions on the right to use or to occupy Building Entrances for the purposes intended by this Agreement; and

               (d) Maps.  A copy of each Map each year throughout the Term, when
                   ----
     prepared for or filed with any governmental agency, and copies of any amendments or supplements to each Map which may be prepared and so filed from time to time.

                                  ARTICLE VIII
                            CONSTRUCTION OF SEGMENTS
                            ------------------------

          8.1  Construction of Segments.  Additional Segments and Future
               ------------------------
Segments shall be constructed consistent with the design standards described in
Article VII. ELI shall install all System Electronics, wherever located, at ELI's sole cost and expense. With respect to Future Segments, SRP shall have the option of installing all Fiber, wherever located, at SRP's sole cost and expense. However, with respect to a Future Segment proposed by SRP, ELI shall have the option to direct that SRP install System Electronics and Fiber at SRP's sole cost and expense. The party responsible for the construction of a Segment shall obtain necessary Approvals to undertake and complete the construction.
ELI and SRP shall cooperate with each other in obtaining necessary Approvals.

          8.2  Future Segments.  From time to time throughout the Term, either
               ---------------
ELI or SRP may make proposals to the Coordinating Committee for the construction of one or more Future Segments. Review of any such proposal shall be made in accordance with the following:

               (a) Review.  The Coordinating Committee or the Network Deployment
                   ------
     Committee, if delegated such responsibility by the Coordinating Committee, shall review preliminary route designations and the construction schedule for a proposed Future Segment, and shall make such physical inspections of the Right of Way associated with such Future Segment as it deems necessary or appropriate for the purpose of: (1) identifying problem areas; (2) arriving at suitable and economically viable alternatives; (3) establishing a schedule for the commencement and completion of the work; and (4) defining the final routes and any specialized construction or operational considerations, including, without limitation, points of interconnection and new Facilities required to make the Future Segment operational.

               (b) Review Factors.  The Coordinating Committee shall be
                   --------------
     responsible for approving the construction of any proposed Future Segment. In addition to the design standards described in Article VII, the following factors shall be considered in making a decision to approve a proposed Future Segment:

                    (1) The effect of the proposed construction on the Base Case Financial Model;

                    (2) The difficulty of integrating the proposed Future Segment into the then existing System;

                    (3) The estimated cost to construct and equip the proposed Future Segment;

                    (4) The timing of the proposed construction in relation to the phases identified in the parties' Construction Plans;

                    (5) The compatibility of the proposed Future Segment with the then existing construction and marketing plans of ELI, SRP and the System;

                    (6) The amount of Reserved Fiber to be allocated to SRP, for the proposed Future Segment;

                    (7) Existing or anticipated customer demand for Telecommuni cations Services and Utilicom Services in the area to be served by the proposed Future Segment; and

                    (8) Such other factors as may be developed by the Coordinating Committee relative to the approval of Future Segments.

               (c) Decision by Coordinating Committee.  Within ten (10) days
                   ----------------------------------
     after receipt of a proposal to approve the construction of a Future Segment, the Coordinating Committee shall approve the same in whole or in part, or raise any objections thereto, which objections shall be stated in writing and in reasonable detail and shall include a statement of the necessary modifications required to obtain approval. If the Coordinating Committee does not respond in such ten (10) day period to a proposal to construct a Future Segment, the Coordinating Committee shall be deemed to have approved the same.

          8.3  Work Standards.  All work performed under this Agreement shall be
               --------------
performed in a good, workmanlike manner, in accordance with generally accepted professional standards of sound construction practices and shall comply with all applicable requirements of federal, state and local laws, regulations, licenses, permits and applicable engineering and construction codes and standards.

           8.4 Supply of System Materials.
               --------------------------

               (a) Standards.  All System Materials used to construct or equip
                   ---------
     an Additional Segment or a Future Segment shall meet or exceed the minimum specifications developed by the Network Deployment Committee for System Materials, which specifications shall be based on the more stringent of ELI's specifications or industry specifications. ELI shall be responsible for inspecting and testing all System Electronics and may reject any System Electronics component that is defective or does not conform to approved specifications. Similarly, SRP shall be responsible for inspecting and testing any equipment relating to Electric Services and Utilicom Services transmission and may reject any component that is defective or does not conform to approved specifications. ELI shall have the right to select all vendors and suppliers for System Electronics, wherever located, and construction activities over which ELI has primary responsibility. SRP shall have the right to select all vendors and suppliers for construction activities over which SRP has primary responsibility.

               (b) Manufacturer Warranties.  In procuring and obtaining System
                   -----------------------
     Materials under paragraph (a) above, each of ELI and SRP, as applicable, shall use reasonable efforts to obtain from the vendors and suppliers thereof, for the mutual benefit of ELI and SRP, warranties that such System Materials are: (1) of the kind and quality described in the purchase order or supply contract;
     (2) free of defects in workmanship, material, design and title; (3) of good and merchantable quality; and (4) where appropriate, fit for their intended purpose. In addition, ELI and SRP, as applicable, shall attempt to obtain standard warranty periods for all System Materials (it being understood that standard materials warranties are in the range of one to two years from the date of delivery), and shall use reasonable efforts to obtain longer warranty periods, if such extended warranties do not materially increase the cost of the System Materials. ELI's and SRP's sole obligation and liability to each other with respect to the System Materials warranties shall be to administer such warranties for and on behalf of the System and to use reasonable efforts in enforcing such warranties. In no event shall either ELI or SRP be deemed to have warranted to each other or to any third party user any System Materials, or to have guaranteed any such warranties provided by vendors or suppliers.

          8.5  Changes.  After work on a Segment has begun, material Changes to
               -------
the design or construction plans for such Segment may be made only in accordance with the terms of this Section 8.5.

               (a) Grounds for a Change.  A Change may result from any of the
                   --------------------
     following:

                    (1)  An event of Force Majeure;

                    (2) A failure by the constructing party's designated representatives, contractors or agents to fulfill their obligations under contracts or subcontracts with the contracting party;

                    (3) A failure, defect or delay in delivery with respect to any System Materials which materially and adversely affects the cost of ELI or SRP, as applicable, to perform its work under the terms of this Agreement, or to meet its construction schedule or other performance standards under this Agreement;

                    (4) A request by either ELI or SRP for a Change; or

                    (5) In the event of an emergency affecting the safety of persons or property.

               (b) Changes.  ELI and SRP shall cooperate reasonably with each
                   -------
     other and shall use the Network Deployment Committee to review and approve Changes. No prior approval shall be required to make a Change resulting from an emergency. Except to the extent a Change specifically amends one or more provisions hereof, all provisions of this Agreement shall apply to all Changes, and no Change shall be implied as a result of any other Change.

          8.6  Use of Contractors.  Each of ELI and SRP shall have the right to
               ------------------
have any of the construction and installation work it is required to provide under the terms of this Agreement performed by one or more contractors pursuant to written agreements with such contractors. No agreement with any contractor entered into by ELI shall create a contractual relationship between such contractor and SRP, and ELI shall be solely responsible for the engagement and management of such contractors, for all work performed by such contractors, and for all acts and omissions of such contractors in providing service or performing work as contemplated by the terms of this Agreement. Similarly, no agreement with any contractor entered into by SRP shall create a contractual relationship between such contractor and ELI, and SRP shall be solely responsible for the engagement and management of such contractors, for all work performed by such contractors, and for all acts and omissions of such contractors in providing service or performing work as contemplated by the terms of this Agreement.

           8.7 Inspection of Work and Acceptance of Construction.
               -------------------------------------------------

               (a) Inspection.  When work on any Segment has been completed, ELI
                   ----------
     or SRP, depending on which party had primary responsibility for constructing the Segment, shall give notice to the other that work has been completed. Within five (5) working days following receipt of such notice, the party receiving notice shall make an inspection of such Segment for conformance with the construction requirements of this Agreement, and may perform operational readiness tests, as deemed necessary, in accordance with standard operating procedures approved by the Network Deployment Committee. Within five (5) working days following such inspection, the inspecting party shall furnish the other party with either: (1) an Acceptance of Construction respecting such Segment; or (2) a written statement setting forth in reasonable detail any objections to or defects in the construction of such Segment. Failure of the inspecting party to respond by written notification within the time period specified in the preceding sentence shall be deemed an Acceptance of Construction for purposes of this Agreement.

               (b) Response to Objections.  Upon receipt of any such statement
                   ----------------------
     of objections, the party that had primary responsibility for constructing the Segment shall either: (1) promptly correct the objections or defects, whereupon the other party may re-inspect the same within ten (10) working days following receipt of notice that the work has been corrected and, if found corrected, issue an Acceptance of Construction; or (2) dispute such statement of objections or defects by referring the disputed issues for determination, without thereby waiving any rights with respect to any matter in controversy, to the Network Deployment Committee.

               (c) Effect of Acceptance of Construction.  ELI's issuance of an
                   ------------------------------------
     Acceptance of Construction for work performed by or under the direction of SRP shall signify approval of the construction of ELI's Telecommunications Services transmission system only and shall in no way be deemed to represent an opinion or guarantee of ELI concerning the adequacy of such construction with respect to SRP's Electric Services and Utilicom Services transmission systems. Similarly, SRP's issuance of an Acceptance of Construction for work performed by or under the direction of ELI shall signify approval of the construction of SRP's Electric Services and Utilicom Services transmission systems only and shall in no way be deemed to represent an opinion or guarantee of SRP concerning the adequacy of such construction with respect to ELI's Telecommunications Services transmission system.

           8.8 As-Built Drawings.
               -----------------

               (a) Review of As-Built Drawings.  Within ten (10) working days
                   ---------------------------
     following Acceptance of Construction of each Segment (or any alteration or relocation thereof), the party that had primary responsibility for constructing such Segment, as a cost of construction to be paid by such party, shall furnish the other party with "as-built" drawings of such Segment. The "as-built" drawings, as the same may be amended from time to time, shall establish the locations of the applicable Right of Way, any applicable Building Entrances and any Facilities associated therewith. Within five (5) working days following the delivery of the "as-built" drawings for any Segment, the non-constructing party shall inspect the Segment for conformance with the "as-built" drawings and the other construction requirements of this Agreement. Within five (5) working days following such inspection, the inspecting party shall furnish the other party with either: (1) an acceptance of the "as-built" drawings for such Segment; or (2) a statement setting forth in reasonable detail any reasonable objections to or defects in such "as-built" drawings. Failure of the inspecting party to respond by written notification within the time period specified in the preceding sentence shall be deemed an acceptance of such "as-built" drawings for purposes of this Agreement.

               (b) Response to Objections.  Upon receipt of any such statement
                   ----------------------
     of objections, the party that had primary responsibility for constructing the Segment shall either: (1) promptly amend the "as-built" drawings; (2) correct the defects, whereupon the other party may re-inspect the same within five (5) working days following receipt of notice that the work has been corrected and, if found corrected, issue an acceptance of the "as-built" drawings; or (3) dispute such statement of objections or defects by referring the disputed issues for determination, without thereby waiving any rights with respect to any matter in controversy, to the Network Deployment Committee.

               (c) Effect of Approvals.  Notwithstanding the foregoing, ELI's
                   -------------------
     approval of "as-built" drawings or statement of any objections to such "as-built" drawings shall signify approval of or objections with respect to ELI's Telecommunications Services transmission system only and shall in no way be deemed to represent an opinion with respect to the adequacy of SRP's Electric Services and Utilicom Services transmission systems. Similarly, SRP's approval of "as-built" drawings or statement of any objections to such "as-built" drawings shall signify approval of or objections with respect to SRP's Electric Services and Utilicom Services transmission systems only and shall in no way be deemed to represent an opinion with respect to the adequacy of ELI's Telecommunications Services transmission system.

          8.9  Correction of Work.  If following the issuance of an Acceptance
               ------------------
of Construction and an acceptance of the "as-built" drawings for any Segment, a defect in the work performed to construct the Segment or a defect in the design of the Segment is discovered which breaches the work standards set forth in
Section 8.3, the sole and exclusive remedy of ELI and SRP shall be as set forth in this Section 8.9. As soon as reasonably possible following discovery of the defect, but in no event later than one (1) year following the issuance of the Acceptance of Construction for such Segment, the party that had primary responsibility for the construction of the Segment shall be given written notice of the defect. As soon as reasonably possible following receipt of notice of the defect, the receiving party, at its sole cost and expense, shall: (a) reperform any deficient services; and (b) repair, or if necessary, replace or modify any deficient construction or installation work. THE WARRANTY SET FORTH IN SECTION 8.3 AND THE WARRANTY

REMEDIES SET FORTH IN THIS SECTION 8.9 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND WARRANTY REMEDIES, EXPRESS OR IMPLIED, WITH RESPECT TO WORK PERFORMED AND ITEMS PROVIDED BY EITHER ELI OR SRP UNDER THE TERMS OF THIS AGREEMENT, AND ALL OTHER IMPLIED WARRANTIES OR WARRANTIES IMPOSED BY LAW, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OR TRADE, ARE HEREBY WAIVED AND DISCLAIMED BY ELI AND SRP.

          8.10      Title and Risk of Loss.  Legal title to and beneficial
                    ----------------------
ownership of all ELI Facilities shall be and remain with ELI, and ELI shall at all times have care, custody and control of the ELI Facilities, subject to the provisions of this Agreement. Similarly, legal title to and beneficial ownership of all SRP Facilities shall be and remain with SRP, and SRP shall at all times have care, custody and control of the SRP Facilities, subject to the provisions of this Agreement. Except as otherwise provided in this Agreement, each of ELI and SRP shall be responsible for and shall be obligated to replace, repair or reconstruct at its own expense all or any portion of any Facility which it owns or controls that is lost, damaged or destroyed regardless of how such loss or damage occurred. Notwithstanding the foregoing, each party shall be responsible for any loss, damage or destruction caused by its own acts or omissions.

          8.11      Customer Installations.  Notwithstanding any provision of
                    ----------------------
Article VII or this Article VIII to the contrary, when either ELI or SRP receives an order to make the necessary installations to expand the System, by not more than 500 feet in length, including a Building Entrance, the following provisions shall apply:

               (a) Telecommunications Services Customers.  With respect to all
                   -------------------------------------
     Telecommunications Services customers, wherever located, ELI shall design, provision, purchase, install and own all System Electronics. ELI and SRP shall each design, provision, purchase, install and own all Fiber and other Facilities necessary to connect Telecommunications Services customers to its own network.

               (b) Utilicom Services Customers.  Utilicom Services shall be
                   ---------------------------
     provisioned in accordance with the provisions of Section 6.2(b).

               (c) Other Approvals.  No approval from the Network Deployment
                   ---------------
     Committee, the Coordinating Committee or from each other shall be required for ELI or SRP to complete a customer installation in accordance with the terms of this Section 8.11.

               (d) Design Plans.  Promptly after completing a customer
                   ------------
     installation, ELI or SRP, as applicable, shall furnish to the other a complete set of the design and installation plans used to connect the customer to the System.

                                   ARTICLE IX
                                  MAINTENANCE
                                  -----------

          9.1  General Responsibilities.  ELI shall be responsible for
               ------------------------
maintaining the ELI Network and all System Electronics. SRP shall be responsible for maintaining the Fiber used in connection with SRP Network. Maintenance costs shall be included in the calculation of Direct Operating Expenses. Where the ELI Network and the SRP Network interconnect, the fiber optic patch panel shall be the point of demarcation between the maintenance responsibilities of ELI and

SRP. SRP shall be responsible for maintenance of all Fiber and the fiber optic patch panel. ELI shall be responsible for maintenance of all Fiber and System Electronics on the ELI side of the fiber optic patch panel. Maintenance services shall be available on an on-call basis twenty-four (24) hours a day.

          9.2  Maintenance Procedures.  The Network Deployment Committee shall
               ----------------------
coordinate maintenance procedures and protocols for use by ELI and SRP, including, without limitation, direct measure of quality tests to be performed no less frequently than on a quarterly basis. Standards developed for preventative maintenance by the Network Deployment Committee shall meet or exceed the more stringent of industry or ELI standards and practices then in existence. Within one hundred twenty (120) days after the effective date of this Agreement, the Network Deployment Committee shall adopt standard maintenance procedures and practices for the System.

          9.3  Maintenance Supplies.  ELI and SRP shall purchase and maintain
               --------------------
adequate inventories of maintenance supplies and spare parts for their own Facilities.

          9.4  Repair Timing.  ELI and SRP shall cooperate with each other to
               -------------
restore damaged or malfunctioning portions of the System as soon as reasonably possible. ELI and SRP agree to use their reasonable efforts to do emergency repair work affecting Telecommunications Services and Utilicom Services simultaneously so that both networks experience minimal downtime. ELI and SRP acknowledge the importance of uninterrupted operation of the System and agree to use good faith efforts to arrive at repair sites with necessary personnel, equipment and materials promptly after receiving notice of the existence of a problem. Further, ELI and SRP acknowledge the importance of restoring electric service, and understand that restoration of electric service may take priority over the restoration of the System according to customary industry practices.
To the extent
repairs are required to the System to fix damage caused by a customer, ELI and SRP shall recover repair costs from the customer.

          9.5  Staff Training.  Each of ELI and SRP, at its own expense, shall
               --------------
train and obtain industry certifications for all field technicians used to maintain Facilities. In addition, all field technicians shall be familiar with System maintenance procedures and standards adopted by the Network Deployment Committee.

                                   ARTICLE X
                        PROPERTY RIGHTS AND OBLIGATIONS
                        -------------------------------

           10.1     Rights of Way and Building Entrances.
                    ------------------------------------

               (a) Existing SRP Rights of Way and Building Entrances.  Subject
                   -------------------------------------------------
     to the provisions of this Section 10.1, SRP's existing Rights of Way and Building Entrances may be used to deploy Fiber or to install System Electronics. On a case-by-case basis, ELI and SRP shall jointly review and determine the availability of SRP Rights of Way and Building Entrances for use by the System. Any use of SRP's Rights of Way and Building Entrances shall be based on the mutual determination of ELI and SRP that such use:
     (1) is within the scope of the original grant of the Right of Way or Building Entrance; (2) is legally permissible; and (3) is economically feasible. SRP does not warrant that any of its Rights of Way or Building Entrances may be legally used for telecommunications purposes. ELI expressly acknowledges that it has been or will be given the opportunity to inspect all documents and information in SRP's possession regarding the value of SRP's interest in the Right of Ways, and that SRP's Rights of Way and Building Entrances may not be usable for telecommunications purposes.

               (b) Additional Rights of Way and Building Entrances.  It is
                   -----------------------------------------------
     anticipated that SRP will use existing SRP Rights of Way to complete the SRP Construction Plan. However, in the event SRP's existing Rights of Way cannot be used to complete the SRP Construction Plan, and there is no other reasonable alternative, SRP, at its own cost and expense, shall acquire any additional Rights of Way needed to complete the SRP Construction Plan. However, SRP is not obligated to use its power of eminent domain to acquire additional Rights of Way and Building Entrances. ELI, at its own cost and expense, shall acquire all additional Rights of Way needed to complete the ELI Construction Plan. On a case-by-case basis as needed, ELI may request assistance from SRP to acquire Rights of Way if existing SRP Rights of Way are not available for telecommunications purposes. ELI shall reimburse SRP for SRP's costs to obtain such additional Rights of Way. If either ELI or SRP expends funds to acquire necessary Building Entrances to complete a customer connection, such acquisition costs shall be added, as applicable, to ELI Capital or SRP Capital.

           10.2     Cross Licenses.
                    --------------

               (a) Grant of License to SRP.  ELI hereby grants to SRP a
                   -----------------------
     nonexclusive License to use Rights of Way which are used by the System for System purposes consistent with the requirements of Section 10.1. System purposes may include design, engineering, construction, installation, inspection, maintenance, repair, testing and replacement, relocation, operation and removal of Segments, Facilities and System Materials on the terms and subject to the covenants and conditions specified in this Agreement.

               (b) Grant of License to ELI.  SRP hereby grants to ELI a
                   -----------------------
     nonexclusive License to use Rights of Way which are used by the System for System purposes consistent with the requirements of Section 10.1. System purposes may include design, engineering, construction, installation, inspection, maintenance, repair, testing and replacement, relocation, operation and removal of Segments, Facilities and System Materials on the terms and subject to the covenants and conditions specified in this Agreement.

          10.3      Route Designations.  ELI and SRP have reviewed the Maps
                    ------------------
attached to this Agreement depicting their respective existing and currently planned communications networks and have approved such Maps for the purposes set forth in Section 10.2.

          10.4      Right of Entry.  The cross Licenses granted in Section 10.2
                    --------------
shall include the right for each of ELI and SRP to enter the Right of Way or other real property, as applicable, with its employees, agents and contractors in order to exercise the rights granted under this Agreement, subject to the following notice requirements:

               (a) Engineering and Design Inspections.  ELI and SRP shall give
                   ----------------------------------
     each other not less than two (2) hours prior notice by telephone before entering any Existing Segment in the other's service territory for the purpose of surveying and inspecting or making such engineering and other tests as may be necessary or advisable to enable the notifying party to determine the feasibility of using the Segment in the System or to evaluate and approve engineering, design and installation plans and cost estimates to upgrade such Segment.

               (b) Inspection of Construction.  During the actual performance of
                   --------------------------
     any construction of the System, ELI and SRP shall each have the right to enter the job site to observe each other's performance of work under this Agreement, provided that all observers shall adhere to such reasonable work safety rules as may be promulgated by ELI and SRP for such job sites. After completion of construction of a particular portion of a job for which ELI or SRP has given the other notice of completion pursuant to Section 8.7, prior to entering the relevant Segment to perform the inspection, the inspecting party shall give the other party not less than two (2) hours prior notice by telephone.

               (c) Segments.  ELI and SRP shall give each other not less than
                   --------
     two (2) hours prior notice by telephone before entering any Segment inside the other's service territory for the purpose of inspection, maintenance, repair or to exercise of any other right with respect to a Segment provided under the terms of this Agreement.

               (d) Emergencies.  In the case of an emergency with respect to a
                   -----------
     Segment, each of ELI and SRP shall have the right to enter such Segment without the need or requirement to give the other prior notice, provided that notice of the entry shall be given as soon as practicable thereafter.

          10.5      Entry Conditions.  Notwithstanding the provisions of Section
                    ----------------
10.4, each of ELI and SRP may from time to time by notice to the other specify additional entry conditions or requirements arising out of a relationship with a particular Right of Way or Building Entrance grantor or Hub Site lessor, including, without limitation: (a) the need to give prior notice to such grantor or lessor; (b) the requirement that no entry be made unless accompanied by personnel of the party that has the relationship with such grantor or lessor; and (c) the requirement that entry be made only through a specified route. In addition, ELI shall not make any physical contact with the towers, cables or other elements of the SRP power transmission system (except as required to access the Telecommunications Services transmission system utilizing procedures approved by SRP). Further, each of ELI and SRP shall indemnify the other with respect to such entry as provided in Article XVII. Each notice given as provided in Section 10.4 shall disclose the scope and estimated duration of the entry. If such scope or duration changes, additional notice shall be given. Any required telephonic notice shall be given at the telephone numbers specified in Section 20.4 (or at such other number or relevant local office number that ELI and SRP may from time to time specify).

          10.6      Property Right Obligations.  Throughout the Term, ELI and
                    --------------------------
SRP shall have the following obligations pertaining to the property rights described in this Agreement:

               (a) Avoid Encumbrances.  Subject to the provisions of Section
                   ------------------
     10.11(c), neither ELI nor SRP shall create or grant any lien or other property interest against any of the Facilities, Rights of Way or Building Entrances the foreclosure or enforcement of which could terminate or prevent the exercise of the rights of the other under this Agreement.

               (b) Maintain Property Rights.  With respect to any Right of Way
                   ------------------------
     or Building Entrance, while designated a part of a Segment, ELI and SRP, subject to the provisions of Section 10.12, shall timely perform all of their respective obligations pertaining to the use of such Right of Way or Building Entrance, in accordance with all applicable terms and conditions of the grants and property conveyances by which they hold a property interest therein, and shall take such other actions as may reasonably be necessary to prevent the lapse, forfeiture or termination of any such property interests.

               (c) Payment of Taxes.  With respect to any Right of Way or
                   ----------------
     Building Entrance, while designated a part of a Segment, each of ELI and SRP, as applicable, shall timely pay any and all Ad Valorem Taxes assessed to it, the nonpayment of which could result in a lien upon such property. Notwithstanding the foregoing, either party may withhold payment of disputed amounts if such withholding is conducted in accordance with the provisions of applicable law.

               (d) Defense of Property Interest.  Should the right of ELI or SRP
                   ----------------------------
     to use, in accordance with the terms and conditions of this Agreement, any Right of Way or Building Entrance then designated a part of a Segment be challenged by the holder or alleged holder of a property interest in such Right of Way or Building Entrance, ELI or SRP, depending on which party has the primary right to use the Right of Way and subject to the provisions of Sections 10.9 and 10.10 shall defend the right to so use the Right of Way or Building Entrance. Notwithstanding the foregoing, ELI shall defend its ability to use the Right of Way, to the extent the challenge relates only to the use of the Right of Way by ELI. The other party, subject to the provisions of Sections 10.9 and 10.10, shall take all actions and execute such additional documents as are deemed reasonably necessary in connection with the establishment or defense of the challenged rights. All costs and expenses of such defense shall be considered ELI Phoenix Direct Operating Expenses or SRP Phoenix Direct Operating Expenses, as the case may be. Neither ELI or SRP makes any warranty to the other regarding the adequacy of any Right of Way or Building Entrance.

          10.7      Property Interest Documentation.  From time to time upon
                    -------------------------------
request, ELI and SRP shall make available to each other for review at the ELI regional office in Phoenix, Arizona or at SRP's main office, as applicable, all agreements and other documents in their possession with respect to their respective rights, titles and interests in and to Rights of Way and Building Entrances which they own or have the right to use in connection with the System. In addition, ELI and SRP shall inform each other of any facts relating to such rights, titles and interests of which they have knowledge and which are material to the exercise or defense of the rights granted under this Agreement.

          10.8      Memorandum of Agreement.  Upon request of ELI or SRP and at
                    -----------------------
the expense of the requesting party, the other party shall execute in form appropriate for recordation a Memorandum or Short Form of the Licenses granted by this Agreement (or similar document appropriately styled to permit recordation) to give notice of the existence of the rights of ELI and SRP under this Agreement. Such a recordation may be made in any county in which a Segment, or portion thereof, is located. Such document shall not be styled as a grant of an easement or a leasehold interest.

          10.9      Incremental Property Rights Costs.  If at any time during
                    ---------------------------------
the Term, a third party Right of Way or Building Entrance grantor of either ELI or SRP makes a demand for additional compensation or indicates its intent to reopen, renegotiate or terminate the easement, license or other agreement establishing rights in a Right of Way or Building Entrance as a result of the existence of this Agreement, ELI or SRP, as applicable, shall promptly notify the other in writing of such demand. After conferring with each other and allowing the party that owns or has been granted the right to use the Right of Way or Building Entrance in question an opportunity to resolve the issue, the other party may attempt at its expense to resolve the issue with such grantor through negotiation or settlement. Any decision to commence litigation on behalf of or in the name of either ELI or SRP shall be in the sole discretion of such party, and any subsequent litigation, whether brought by ELI, at SRP's request, or by SRP, at ELI's request, or by such third party Right of Way or Building Entrance grantor, shall be conducted at the expense and under the direction and control of the party named in the action. If the dispute is resolved either through negotiation, settlement or litigation, and such resolution requires the payment of additional consideration for such additional or expanded use: (a) ELI shall be required to pay such additional compensation and litigation expenses with respect to a Right of Way or Building Entrance the original grant of which ran to SRP; and (b) SRP shall be required to pay such additional compensation and litigation expenses with respect to a Right of Way or Building Entrance the original grant of which ran to ELI. The terms of any settlement must be approved by both ELI and SRP before it becomes binding. If either ELI or SRP possesses the power of eminent domain within the relevant jurisdiction, it shall have the right, in its sole discretion, independently of the consent of the other to seek resolution of such a dispute by exercising such power of eminent domain, provided that the condemning party shall pay all costs of such exercise.

          10.10     Franchise Rights and Licensing Costs.  ELI and SRP
                    ------------------------------------
shall each be responsible for all franchises and licenses as may be necessary for their respective operations. If at any time during the Term, a governmental authority having or asserting franchise or licensing authority over either ELI or SRP makes a demand, as a result of this Agreement, for a new franchise or license, for additional compensation under an existing franchise or license, or indicates its intent to reopen, renegotiate or terminate an existing franchise or license or gives notice of a forfeiture thereof, ELI or SRP, as applicable, shall promptly notify the other in writing of such demand. After conferring with each other and allowing the party under the jurisdiction or claimed jurisdiction of such governmental authority an opportunity to resolve the issue, the other party may attempt at its expense to resolve the issue with such governmental authority through negotiation or settlement. Any decision to commence litigation on behalf of or in the name of either ELI or SRP shall be in the sole discretion of such party, and any subsequent litigation, whether brought by ELI, at SRP's request, or by SRP, at ELI's request, or by such governmental authority, shall be conducted at the expense and under the direction and control of the party names in the action. If the dispute is resolved either through negotiation, settlement, or litigation, and such resolution requires the payment of additional consideration for such additional or expanded use: (a) ELI shall be required to pay such additional compensation with respect to a franchise or license relating to the SRP Network; and (b) SRP shall be required to pay such additional compensation with respect to a franchise or license relating to the ELI Network. The terms of any settlement must be approved by both ELI and SRP before it becomes binding.

           10.11    Liens.
                    -----

               (a) Release of Liens.  In the event any of the ELI Facilities or
                   ----------------
     the SRP Facilities becomes subject to any mechanics', artisans' or materialmen's lien the following provisions shall apply:

                    (1) If such a lien is chargeable to or through ELI, ELI shall promptly cause the same to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to SRP. ELI shall indemnify SRP against all costs and expenses (including reasonable attorney fees) reasonably incurred in discharging and releasing such lien. If any such lien is not so discharged and released within ninety
          (90) days after notice thereof by SRP to ELI, then SRP may pay or secure the release or discharge thereof at the expense of ELI.

                    (2) If such a lien is chargeable to or through SRP, SRP shall promptly cause the same to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to ELI. SRP shall indemnify ELI against all costs and expenses (including reasonable attorney fees) reasonably incurred in discharging and releasing such lien. If any such lien is not so discharged and released within ninety (90) days after notice thereof by ELI to SRP, then ELI may pay or secure the release or discharge thereof at the expense of SRP.

               (b) Contest of Liens.  Nothing in this Agreement shall preclude
                   ----------------
     ELI or SRP from contesting any lien described in paragraph (a) above or the contract or action upon which the same arose after the same shall have been bonded or otherwise released of record, as provided above.

               (c) Facilities as Collateral.  ELI hereby recognizes and agrees
                   ------------------------
     that the SRP Facilities, the Rights of Way and Building Entrances shall be and remain at all times the property of SRP, its successors and assigns, and shall at no time be or become subject to or collateral under any mortgage, bond, indenture or other financing arrangement of ELI. Similarly, SRP hereby recognizes and agrees that the ELI Facilities, the Rights of Way and

     Building Entrances shall be and remain at all times the property of ELI, its successors and assigns, and shall at no time be or become subject to or collateral under any mortgage, bond, indenture or other financing arrangement of SRP. In addition, if either ELI or SRP pledges any of its Facilities, Rights of Way or Building Entrances to a creditor under any mortgage, bond, indenture or other financing arrangement, such pledging party shall use its reasonable efforts to provide to the non-pledging party written agreements in favor of the non-pledging party from such creditor to the effect that: (1) the non-pledging party shall not be named or joined in any proceeding to enforce any such mortgage, bond, indenture or other financing arrangement unless such joining is required by law in order to perfect the proceeding; (2) enforcement of any such mortgage, bond, indenture or other financing arrangement shall not terminate this Agreement nor disturb or interfere with the non-pledging party's use of the System (except in the case where the non-defaulting party is in default beyond the period, if any, provided in this Agreement to cure such default); (3) any party succeeding to the interests of the pledging party as a result of the enforcement of any such mortgage, bond, indenture or other financing arrangement shall be bound to the non-pledging party, and the non-pledging party shall be bound to such successor, under all the terms, covenants and conditions of this Agreement, for the balance of the Term, including any extensions thereof (if exercised by the non-pledging party), with the same force and effect as if such successor were an original signatory to this Agreement; and (4) whenever any provision of such mortgage, bond, indenture or other financing arrangement is in conflict with or purports to limit the rights or increase the obligations of the non-pledging party under this Agreement, the provisions of this Agreement shall control.

           10.12    Discontinuance and Relocation.
                    -----------------------------

               (a) SRP Discontinuance of Electric Services.  SRP shall be
                   ---------------------------------------
     entitled to discontinue its use of any part of its electrical power system or any Right of Way for electric power transmission or distribution purposes. However, SRP shall not take any action to release or relinquish voluntarily its underlying property interests, which shall be protected as provided in Section 10.6. In the event of any such discontinuance, SRP shall give written notice to ELI as soon as reasonably practicable. The notice of discontinuance shall be accompanied by a plan of any alternative route, if available.

               (b) Relocations.  If ELI relocates any ELI Facilities or SRP
                   -----------
     relocates any SRP Facilities, the relocating party shall grant the other party permission to utilize the alternate location under the terms, covenants and conditions contained in this Agreement. The relocating party shall bear the cost of relocating the portion of the System affected by such relocation. Further ELI and SRP shall have the right to seek compensation from any third party that may have made such relocation necessary.

                                   ARTICLE XI
                       SYSTEM OPERATIONS AND COORDINATION
                       ----------------------------------

           11.1     Operations.
                    ----------

               (a) System Management and Control.  ELI shall provide primary
                   -----------------------------
     network management and control for the System from Vancouver, Washington. ELI shall be responsible for circuit turn-ups and end-user service deployment. SRP shall be provided its own operations, administration, maintenance and provisioning gateway into the System so that proper functioning of SRP's System operations may be monitored independently.

               (b) Troubleshooting.  System difficulties will be detected, in
                   ---------------
     most instances, by ELI at its network control center. SRP and ELI shall respond according to their respective maintenance responsibilities set forth in Section 9.1. ELI and SRP, through the Network Deployment Committee, shall coordinate efforts to establish minimum system service standards applicable to both ELI and SRP. Such standards shall meet or exceed the more stringent of ELI's existing service standards or applicable industry standards, and shall include procedures for notification and documentation of trouble reports, service priorities and response levels.

               (c) Customer Service.  ELI and SRP customer service personnel
                   ----------------
     will be trained to handle all customer inquiries through the first point of contact, as viewed by the customer. Therefore, ELI and SRP shall rely on each other and coordinate efforts as needed to address Telecommunications Services, Electric Services and Utilicom Services questions effectively. ELI shall provide primary call center support for Telecommunications Services customers as follows: (1) full customer service from 7:00 a.m. to 7:00 p.m. P.T. Monday through Friday; (2) on-call service from 7:00 p.m. to 7:00 a.m. P.T. Monday through Friday; and (3) on-call service twenty-four
     (24) hours a day Saturday, Sunday and holidays. SRP shall provide primary call center support for Electric Services and Utilicom Services issues. In cases where SRP has installed or maintains service or equipment, SRP shall meet or exceed the more stringent of ELI's standards or industry standards for response time, restoral and other metrics. Key Account customers shall receive relationship management, provisioning and customer service priority in accordance with Key Account management and customer service systems developed by ELI and SRP. ELI shall not market to a Key Account without participation by SRP.

               (d) Billing.  ELI shall provide billing services for all
                   -------
     Telecommunications Services. Similarly, SRP shall provide billing services for all Electric Services and Utilicom Services.

               (e) Mapping.  ELI shall provide and maintain network mapping
                   -------
     systems for the System. ELI and SRP shall share mapping data, and shall cooperate with each other and coordinate efforts to produce all maps required for maintenance, provisioning or regulatory purposes.

               (f) Information Sharing.  Except as provided in this Agreement,
                   -------------------
     there shall be no general requirement for either party to share marketing, customer or other information. However, ELI and SRP may negotiate with each other to share information as needed to enhance Telecommunications Services operations, profitability and service offerings. Whenever information is shared, ELI and SRP shall take reasonable precautions to protect each other's confidential information, as provided in Section 12.3 of this Agreement.

          11.2      Coordinating Committee.  The Coordinating Committee shall be
                    ----------------------
established by ELI and SRP to coordinate efforts between ELI and SRP relating to the deployment and operation of the System during the Term.

               (a) Roles and Responsibilities.  The Coordinating Committee shall
                   --------------------------
     perform the functions described in this Agreement and shall have the following roles and responsibilities:

                    (1) Provide a forum for exchanging ideas and information relating to the System, its operation and profitability, and the marketing of services offered by means of the System;

                    (2) Review of the annual budgets prepared by ELI and SRP, and the Base Case Financial Model updates prepared by ELI;

                    (3) Review and approval of the initial capital deployment plan for the System and annual updates to the plan;

                    (4) Defining the amount of Reserved Fiber to be allocated to SRP;

                    (5) Review and approval of the project life and annual capital and maintenance budgets for the System;

                    (6) Review and approval of performance objectives and metrics for the System;

                    (7) Due diligence in accordance with the terms of this Agreement including: (i) oversight of accounting and operations audit procedures; and (ii) review of audit results and recommendations for adjustments to operations and financial mechanisms for allocation of benefits to each of ELI and SRP;

                    (8) Definition of the scope of decision making by the Network Deployment Committee;

                    (9) Liaison with the senior managements of ELI and SRP;

                   (10) Appointment of additional committees as necessary; and

                   (11) Conduct of periodic Coordinating Committee meetings.

               (b) Decision Making.  ELI and SRP intend that the members of the
                   ---------------
     Coordinating Committee, in good faith and with the mutual benefit of both parties in mind, shall negotiate and deliberate on all issues that come before the Coordinating Committee. Actions by the Coordinating Committee shall be governed by the following:

                    (1) ELI and SRP shall each be entitled to one vote;

                    (2) All actions of the Coordinating Committee shall be on the basis of one vote for ELI and one vote for SRP;

                    (3) One member from SRP and one member from ELI shall constitute a quorum;

                    (4) The Coordinating Committee may meet in person, by telephone, video conference or other means by which all persons present can hear and communicate with each other; and

                    (5) Any action that may be taken at a meeting of the Coordinating Committee may be taken without a meeting, by a written consent, setting forth the action so taken, signed by all the members of the Coordinating Committee.

               (c) Composition of Coordinating Committee.  Each of ELI and SRP
                   -------------------------------------
     shall have the right to appoint two members of the Coordinating Committee. Such appointments do not need the consent or approval of the other party, and unless otherwise agreed, shall not be for any particular term or duration. Attached to and incorporated by reference in this Agreement as Exhibit "H" is the initial list of the members of the Coordinating Committee appointed by ELI and SRP.

               (d) Deadlocks.  In the event the Coordinating Committee is
                   ---------
     deadlocked with respect to any issue over which it has decision making authority, the issue shall be presented to the President of ELI and to the General Manager of SRP for decision. If the President of ELI and the SRP General Manager cannot resolve the deadlock, they shall select a mutually acceptable independent third party mediator, and both ELI and SRP shall work in good faith to resolve the issue through mediation (which mediation shall be conducted in accordance with the Rules of Commercial Mediation established by the American Arbitration Association). If a good faith effort to mediate the issue fails to achieve a mutually satisfactory result, either party may demand arbitration (which shall be conducted in accordance with the Rules of Commercial Arbitration established by the American Arbitration Association).

          11.3      Network Deployment Committee.  The Network Deployment
                    ----------------------------
Committee shall be established by ELI and SRP to coordinate efforts between ELI and SRP relating to the design, construction and maintenance of the System.

               (a) Roles and Responsibilities.  The Network Deployment Committee
                   --------------------------
     shall perform the functions described in this Agreement and shall have the following roles and responsibilities:

                    (1) Development and execution of the annual network construction plan and associated action plans;

                    (2) Coordinating the build-out of the System;

                    (3) Establishment of uniform policies, standards and procedures for System design criteria, System Materials, customer service and testing the operational readiness of Segments, performing validation tests for installed System Electronics, System maintenance, and management and periodically renewing System capacity;

                    (4) Budgeting decisions for customer projects;

                    (5) Technical support for new communications-enabled product development;

                    (6) Staff support for the Coordinating Committee; and

                    (7) Appointment of "Project Management Teams" as necessary.

               (b) Meetings.  The Network Deployment Committee shall meet at
                   --------
     least quarterly. The Network Deployment Committee shall promptly review issues and items over which it has review obligations under the terms of this Agreement. The Network Deployment Committee shall keep and provide minutes of each meeting. Meeting minutes shall be distributed to members of the Network Deployment Committee and to the engineering departments of both ELI and SRP. Each of ELI and SRP shall designate one of its representatives on the Network Deployment Committee as a prime contact person with signature authority to take action on its behalf at committee meetings.
               (c) Decision Making.  Generally, the Network Deployment Committee
                   ---------------
     shall use a consensus decision making approach for all decisions over which it has responsibility, whether under the express terms of this Agreement or by delegation from the Coordinating Committee. In the event the Network Deployment Committee cannot reach a consensus on any particular issue, the issue shall be referred to the Coordinating Committee for resolution.

               (d) Composition of Network Deployment Committee.  Each of ELI and
                   -------------------------------------------
     SRP shall have the right to appoint an equal number of members to the Network Deployment Committee. Such appointments do not require the consent or approval of the other party, and, unless otherwise agreed, shall not be for any particular term or duration Attached to and incorporated by reference in this agreement as Exhibit "I" is the initial list of the members of the Network Deployment Committee appointed by ELI and SRP.

          11.4      Staffing.  Attached to and incorporated by reference in this
                    --------
Agreement as Exhibit "J" is a list of the general staffing obligations of ELI and SRP to support the services and obligations they have each agreed to provide under the terms of this Agreement. Each of ELI and SRP shall maintain such staffing support throughout the Term.

                                  ARTICLE XII
                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          12.1      Representations, Warranties and Covenants of ELI.  ELI
                    ------------------------------------------------
represents and warrants to SRP, and covenants with SRP, as follows:

               (a) Authority.  ELI is a corporation duly organized, validly
                   ---------
     existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to enter into this Agreement and to perform according to the terms, covenants and conditions contained in this Agreement.

               (b) Restrictions.  To the best of ELI's knowledge, the execution
                   ------------
     of this Agreement, any instrument or document required by this Agreement, and the consummation of the transactions contemplated by this Agreement will not violate any article, bylaw or other corporate restriction, or any statute, ordinance, law, order, ruling, certificate or license, regulation or demand of any court, regulatory agency or other tribunal to which ELI is subject.

               (c) Binding Obligation.  This Agreement, when duly executed by
                   ------------------
     ELI, shall constitute a valid, legal and binding obligation of ELI, and shall be enforceable in accordance with its terms.

               (d) Governmental Approvals.  ELI has all necessary governmental
                   ----------------------
     approvals to enter into and to perform its obligations under this Agreement, excepting approvals, if any, required: (1) from local governmental authorities regarding ELI's use of the SRP Network located within the jurisdiction of any such governmental authority, which approvals ELI shall use reasonable efforts to obtain; (2) by the Arizona Corporation Commission for ELI to provide intrastate services in the State of Arizona; and (3) any local government permits necessary to construct Additional Segments and Future Segments.

               (e) Proceedings.  Except for U S West Communications, Inc. v.
                   -----------
     Arizona Corporation Commission, Case No. CV95-14284 (Arizona Superior Court), U S West Communications, Inc. v. Jennings, Case No. CIV-95-1832-PHX-SMM (D. Ariz.), and ELI's pending application for intrastate authority before the Arizona Corporation Commission, no litigation or governmental proceeding, including, without limitation, any docket before the

     Arizona Corporation Commission, is pending, or to ELI's knowledge, threatened which might adversely affect this Agreement, the transactions contemplated by this Agreement, or ELI's rights under, or ability to perform pursuant to the terms of, this Agreement. ELI shall promptly notify SRP of any material adverse claims, actual or threatened, affecting any part of the System or ELI's telecommunication's business in Arizona.

               (f) ELI Facilities.  The existing ELI Facilities are operational
                   --------------
     and function in accordance with the design specifications thereof provided by ELI to SRP. The ELI Facilities are and will be operated in a safe manner and in compliance in all material respects with all applicable laws, regulations and governmental orders.

               (g) Compliance with Governmental Requirements.  To its knowledge,
                   -----------------------------------------
     subject to the approvals to be sought by ELI as set forth in Section 12.1(d), ELI has not violated any rule, order or regulation issued by any governmental authority with respect to any license, permit, franchise or right of way which may materially and adversely affect SRP's use thereof or ELI's right to grant a License to SRP, or to execute and perform this Agreement.

               (h) Financing Restrictions.  This Agreement does not violate any
                   ----------------------
     terms, covenants, conditions or restrictions in any mortgages, bonds and other indentures of ELI, and the SRP Facilities will not be subject to or deemed to be collateral under any such agreements of ELI.

               (i) Resources and Capacity.  ELI possesses sufficient financial,
                   ----------------------
     managerial, and technical capacity and resources to perform its obligations under the terms of this Agreement.

          12.2      Representations, Warranties and Covenants of SRP.  SRP
                    ------------------------------------------------
represents and warrants to ELI, and covenants with ELI, as follows:

               (a) Authority.  SRP is an Agricultural Improvement District duly
                   ---------
     organized, validly existing and in good standing under the laws of the State of Arizona and believes in good faith that it has all requisite power and authority to enter into this Agreement or to perform according to the terms, covenants and conditions contained in this Agreement.

               (b) Restrictions.  Subject to paragraph 12.2(a), to the best of
                   ------------
     SRP's knowledge, the execution of this Agreement, any instrument or document required by this Agreement, and the consummation of the transactions contemplated by this Agreement will not violate any article, bylaw or other organizational restriction, or any statute, ordinance, law, order, ruling, certificate or license, regulation or demand of any court, regulatory agency or other tribunal to which SRP is subject.

               (c) Binding Obligation.  This Agreement, when duly executed by
                   ------------------
     SRP, shall constitute a valid, legal and binding obligation of SRP, and shall be enforceable in accordance with its terms.

               (d) Governmental Approvals.  SRP has all necessary governmental
                   ----------------------
     approvals to enter into and to perform its obligations under this Agreement, except that SRP has not obtained all local government permits necessary to construct Additional Segments and Future Segments.

               (e) Proceedings.  No litigation or governmental proceeding,
                   -----------
     including, without limitation, before the Arizona Corporation Commission, is pending, or to SRP's knowledge, threatened which might adversely affect this Agreement, the transactions contemplated by this Agreement, or SRP's rights under, or ability to perform pursuant to the terms of, this Agreement. SRP shall promptly notify ELI of any material adverse claims, actual or threatened, affecting any Segment.

               (f) SRP Facilities.  The existing SRP Facilities are operational
                   --------------
     and function in accordance with the design specifications thereof provided by SRP to ELI. The SRP Facilities are and will be operated in a safe manner and in compliance in all material respects with all applicable laws, regulations and governmental orders.

               (g) Compliance with Governmental Requirements.  To its knowledge,
                   -----------------------------------------
     SRP has not violated any rule, order or regulation issued by any governmental authority with respect to any license, permit, franchise or right of way which may materially and adversely affect ELI's use thereof or SRP's right to grant a License to ELI, or to execute and perform this Agreement.

               (h) Financing Restrictions.  This Agreement does not violate any
                   ----------------------
     terms, covenants, conditions or restrictions in any mortgages, bonds and other indentures of SRP. The ELI Facilities will not be subject to or deemed to be collateral under any such agreements of SRP.

               (i) Resources and Capacity.  SRP possesses sufficient financial,
                   ----------------------
     managerial, and technical capacity and resources to perform its obligations under the terms of this Agreement.

          12.3      Confidentiality.  All information furnished by ELI and SRP
                    ---------------
to each other, or by or to their respective representatives, whether or not reduced to writing or specifically identified as non-public, confidential, or proprietary, and all analyses, compilations, data, studies, or other documents prepared by ELI or SRP containing, or based in whole or in part on, any such furnished information, or reflecting review of, or interest in, all or part of such information are hereinafter collectively referred to as the "Information." As used in this Agreement, a "representative" of ELI or SRP, as the case may be, shall mean any and all directors, officers, employees, agents or representatives, including, without limitation, attorneys, accountants, consultants and financial advisors of ELI or SRP, as the case may be. In consideration of being furnished with the Information, ELI and SRP agree that:

               (a) Nondisclosure.  The Information will be kept confidential and
                   -------------
     will not, without the prior written consent of the party providing the information, be disclosed by the other party or any of its representative, in any manner whatsoever, in whole or in part, and will not be used by a party or any of its representatives directly or indirectly for any purpose other than activities contemplated by this Agreement. Moreover, ELI and SRP will transmit the Information only to those representatives who need to know the Information for the purpose of performing or exercising each party's obligations and rights under this Agreement, who have been informed of the confidential nature of the Information, and who have agreed to be bound by the terms of this Agreement.

               (b) Authorized Disclosure.  Without the prior written consent of
                   ---------------------
     the other party, neither party or its representatives will disclose to any other person the fact that the Information has been made available, or any of the terms, conditions or other facts with respect to this Agreement, except as required by law and then only with prior written notice given, as soon as possible, to the other party and in compliance with the provisions of Section 20.4 of this Agreement. The term "person" as used in this Agreement shall be interpreted broadly to include, without limitation, any corporation, company, group, partnership or individual.

               (c) Nonconfidential Information.  This Section 12.3 shall be
                   ---------------------------
     inoperative as to any portion of the Information which: (1) is or becomes generally available to the public other than as a result of a disclosure by a party or its representatives; (2) becomes available to a party in good faith from a third-party no subject to a confidential obligation to the party; or (3) was known to a party on a nonconfidential basis prior to its disclosure by the other party or one of its representatives.

               (d) Compelled Disclosure.  In the event that either party or
                   --------------------
     anyone to whom the party transmits the Information relating to this Agreement is requested or becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, or any similar process) to disclose any of the Information, the party so compelled will provide prompt written notice of such event to the other party so that the notified party may seek a protective order or other appropriate remedy, waive compliance with the provisions of this Agreement or both. In the event that such protective order or other remedy is not obtained or that the notified party waives compliance with the provisions of this Agreement, the legally compelled party will furnish only that portion of the Information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

               (e) Public Records Law.  It is understood that ELI and SRP are or
                   ------------------
     may be subject to in the future, public records disclosure laws, and that these laws will govern the disclosure responsibilities of ELI and SRP notwithstanding the terms of this Agreement. ELI and SRP each agree that to the extent reasonably practical, it will notify the other of any public records requests of any part of the Information, and will give the other party a reasonable opportunity to contest the public records request.

               (f) Non-Waiver.  It is understood and agreed that no failure or
                   ----------
     delay by a party in exercising any rights, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

               (g) Equitable Relief.  A party shall be entitled to equitable
                   ----------------
     relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement by a party or its representatives, but shall be in addition to all other remedies available by law or equity. For purposes of equitable relief, ELI and SRP agree that breach of the provisions of this Agreement may subject that party who has provided Information to irreparable harm and injury.

               (h) Ownership of Information.  The Information acquired from the
                   ------------------------
     other party or any of its representatives shall be and shall remain the exclusive property of the disclosing party. Neither the disclosure of Information, or the execution of this Agreement shall be construed as a license to the party receiving Information, or to make use of, or sell the Information or products derived from the Information, or to make use of it in any way that damages or competitively disadvantages the party disclosing the Information.

           12.4     Cooperation.  ELI and SRP shall cooperate with each other,
                    -----------
in good faith, and shall use their best efforts to:

               (a) Committees.  Establish and make staffing assignments to the
                   ----------
     Coordinating Committee, the Network Deployment Committee and such other committees as may, from time to time, be established to implement the understandings, agreements and intents set forth in this Agreement;

               (b) Network Design and Deployment.  Expeditiously complete the
                   -----------------------------
     design, deployment and construction of the Facilities as provided in this Agreement;

               (c) Conflicts Resolution.  Negotiate reasonable and mutually
                   --------------------
     beneficial resolutions to all conflicts that may arise between ELI and SRP relating to the design, deployment, construction, maintenance, operation and use of the Facilities or any other duty, right or obligation of either of them relating to or arising out of this Agreement;

               (d) Operating Plans.  Develop budgets, cost estimates, operating
                   ---------------
     plans, marketing plans, and maintenance plans for the Facilities consistent with the terms, covenants and conditions of this Agreement and to give and receive information pertaining to the efficient design, deployment, use, maintenance and performance of the System; and

               (e) Approvals and Consents.  Obtain all regulatory, governmental,
                   ----------------------
     third-party and shareholder approvals, consents, permits and franchises as may be necessary or prudent for the operation of the Facilities and the implementation of any operating plan for the use of the System as described in this Agreement.

          12.5      Regulatory Compliance.  Each of ELI and SRP shall be
                    ---------------------
responsible to comply with the regulatory requirements relating to its own business practices and operations.

          12.6      Certificates.  Upon request of either ELI or SRP, at any
                    ------------
time and from time to time hereafter, the other party without charge and within thirty (30) days following receipt of such request, shall certify and confirm in writing to the requesting party: (a) that this Agreement is in full force and effect and has not been supplemented, modified or amended (or if there have been supplements, modifications or amendments, specifying same); (b) whether, to the best knowledge of the party issuing such certificate, any other sums then due and payable by ELI to SRP or by SRP to ELI pursuant to any provisions of this Agreement are then unpaid (and if such sums remain unpaid, the amount thereof);
(c) whether, to the best knowledge of the party issuing such certificate, the other party is in default in the performance of any of the covenants or agreements on its part to be performed under the terms of this Agreement (or, if defaults exist, specifying each particular in which it is asserted such other party is in default); (d) if such certificate is issued in connection with any financing of any Segment, that, subject to the provisions of Section 14.1, the requesting party is authorized to enter into such financing transaction and that the other party will adhere to and perform its obligations under Article XIV hereof, following its receipt of notice of the Transfer; and (e) as to such other matters in respect of this Agreement as the party requesting such certificate may reasonably request.

          12.7      Independent Contractor Status.  ELI and SRP acknowledge and
                    -----------------------------
agree that they reserve no control whatsoever over the employment, discharge, compensation of or services rendered by the employees or contractors of each other, notwithstanding the ability of ELI and SRP under this Agreement to exercise certain rights to enforce the various standards and specifications agreed upon pursuant to the terms of this Agreement. Nothing in this Agreement shall be construed as inconsistent with the foregoing independent status and relationship or as creating or implying a partnership or joint venture between ELI and SRP.

          12.8      Transactions with Affiliates.  From and after the effective
                    ----------------------------
date of this Agreement, all transactions with an Affiliate involving the System entered into by either ELI or SRP shall be at arm's-length and shall comply with applicable regulatory requirements. Services purchased from or sold to an Affiliate shall be evidenced by a written contract, the terms of which shall be subject to then existing market rates, terms and conditions.

          12.9      Further Assurances.  Each of ELI and SRP, with reasonable
                    ------------------
promptness, shall execute and deliver such further instruments, documents, applications and requests or petitions for authority as may be necessary or prudent to implement or carry out more effectively the understandings, purposes and intents of this Agreement.

          12.10     Nonexclusive Agreement.  Nothing in this Agreement shall be
                    ----------------------
construed to prohibit SRP from making agreements with other telecommunications carriers, not involving the SRP Network, or from competing with ELI. Notwithstanding the generality of the immediately preceding sentence, to the extent the System is available at competitive prices and terms, SRP shall use the System in connection with the sale by SRP of telecommunications services. In addition, SRP shall not compete with ELI in selling to the Key Accounts, provided that ELI meets SRP's requirements (in SRP's sole but reasonable discretion) in providing service to the Key Account customers. SRP's requirements could include branding an ELI-provided service with a SRP brand.

          12.11     Damage and Destruction.  In the event any Segment is damaged
                    ----------------------
or destroyed, ELI or SRP, as applicable, shall give immediate notice to the other party of the occurrence of such damage or destruction. ELI and SRP shall cooperate with each other to reroute or substitute services delivered by means of the Affected Portion to allow for continued and uninterrupted service to customers. Unless mutually agreed otherwise, ELI and SRP shall use any available insurance proceeds to repair or reconstruct the damaged or destroyed Affected Portion and to restore the Affected Portion to its full and proper use. The Network Deployment Committee shall be notified of any temporary re-routings or arrangements pending repair or reconstruction. The Network Deployment Committee shall coordinate efforts to minimize any disruption of service that may result from the occurrence of the damage or destruction. In the event the damage or destruction renders the Affected Portion entirely unusable, the decision to reconstruct the Affected Portion shall be treated as a Future Segment, subject to the review and construction processes and procedures for Future Segments set forth in Article VIII of this Agreement.

                                  ARTICLE XIII
                                   INSURANCE
                                   ---------

          13.1      Required Insurance Coverage.  Without limiting any of the
                    ---------------------------
liabilities or other obligations of SRP or ELI, both parties shall procure and cause their respective contractors to procure and maintain in force at their own cost and expense the following insurance coverages:

               (a) Workers Compensation and Employers Liability Insurance.
                   ------------------------------------------------------
     Workers Compensation Insurance to cover obligations imposed by applicable federal and state statutes and Employers Liability Insurance with a minimum limit of $1,000,000.00.

               (b) Commercial Liability Insurance.  Commercial Liability
                   ------------------------------
     Insurance with a minimum combined single limit of $1,000,000.00 each occurrence. The policy shall include coverage for bodily injury liability, property damage liability, personal injury liability, and contractual liability for liability assumed under this Agreement. The policy shall contain a severability of interest provision.

           13.2     General Conditions.
                    ------------------

               (a) ELI Policies.  The policies required to be maintained by ELI
                   ------------
     and its contractors pursuant to Section 13.1(b) shall: (1) include SRP as an additional insured; (2) provide that SRP shall not by reason of its inclusion as an additional insured, incur liability to the insurer for payment of premiums for such insurance; and (3) provide that such insurance is primary and not excess without right of contribution from any other insurance which might be otherwise available to SRP.

               (b) SRP Policies.  The policies required to be maintained by SRP
                   ------------
     and its contractors pursuant to Section 13.1(b) shall: (1) include ELI as an additional insured; (2) provide that ELI shall not by reason of its inclusion as an additional insured, incur liability to the insurer for payment of premiums for such insurance; and (3) provide that such insurance is primary and not excess without right of contribution from any other insurance which might be otherwise available to ELI.

               (c) Evidence of Insurance.  Prior to commencing work at
                   ---------------------
     Facilities owned by the other party, SRP, ELI and their respective contractors shall furnish a certificate of insurance as evidence attesting that the insurance required under this Article XIII is in effect.

               (d) Blanket Policies.  Nothing in this Article XIII shall be
                   ----------------
     construed to prevent either ELI or SRP from satisfying its insurance obligations pursuant to this Agreement under a blanket policy or policies of insurance which meet or exceed the requirements of this Article XIII.

               (e) Self-Insurance.  Notwithstanding any provision in this
                   --------------
     Article XIII to the contrary, ELI and SRP may self-insure all or any portion of the insurance required under this Agreement.

                                  ARTICLE XIV
                   ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS
                   ------------------------------------------

          14.1      Transfers.  This Agreement and the rights granted under this
                    ---------
Agreement are being granted in reliance on the financial standing and technical experience of ELI and SRP and are thus granted personally to ELI by SRP and to SRP by ELI. Neither ELI nor SRP may assign any right under this Agreement, whether in whole or in part, without the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the generality of the foregoing, either party may assign its rights in this Agreement in whole or in part without the consent of the other party to an Affiliate, provided that such assignment shall not relieve the assigning party of any of its obligations under this Agreement. Any assignment which does not comply with the provisions of this Article XIV shall be null and void.

          14.2      ELI or SRP Financing.  In the event that ELI or SRP, after
                    --------------------
obtaining the consent of the other pursuant to Section 14.1, assigns its interest under this Agreement pursuant to a sale-leaseback or other financing transaction, the other party agrees that, upon written notice to it specifying:
(a) the name and address of the Transferee; and (b) the name and address of the Transferee's Agent, the other party will simultaneously give to the Agent any notices required to be given to the financing party under this Agreement. ELI and SRP shall accept payment or performance by the Agent of any obligation of the other party provided such payment or performance shall be made within the applicable cure periods allowed by this Agreement. The Agent shall have the right to cure any default by SRP or ELI, as the case may be, within the applicable cure periods allowed by this Agreement. Subject to the terms of this
Section 14.2, the Transferee may further assign or transfer any rights or interests it may have under this Agreement from time to time, in whole or in part, with the consent of ELI or SRP, as the case may be, which consent shall not be unreasonably withheld or delayed.

          14.3      SRP and ELI Recognition of Transferees.  If any such
                    --------------------------------------
Transferee shall obtain use of all or any part of the Affected Portion of the Facilities, through enforcement of any agreement with ELI or SRP, then, so long as all of the obligations of the other party under this Agreement are being performed and such Transferee agrees to be bound by and to observe and perform the obligations of the financing party under this Agreement with respect to the Affected Portion, the other party shall not disturb the use of the Affected Portion by such Transferee and shall recognize such Transferee's right to use thereof, subject to the terms of this Agreement.

          14.4      No Assumption or Release.  Except as set forth in Section
                    ------------------------
14.3, no assignment under this Article XIV shall be deemed to be an assumption by the Transferee of the obligations of ELI under this Agreement, and ELI or SRP, as the case may be, shall not in any event be released, relieved or discharged of or from any of the obligations assumed under this Agreement unless specifically agreed to by the other.

          14.5      Mergers and Acquisitions.  Notwithstanding any provision of
                    ------------------------
this Agreement to the contrary, neither ELI nor SRP shall be restricted or prohibited by this Agreement from participating in or completing any mergers with or acquisitions of businesses similar to or comparable in nature with the business in which they are now engaged, provided that the successor by merger to either ELI or SRP shall be subject to the terms, covenants and conditions of this Agreement and shall be deemed to have assumed all obligations of the merging party hereunder, including, with respect to a successor to ELI, the obligation to pay to SRP the Operating Lease Payment for all Net Operating Income its generated by the merged entity from the operation of the System.

          14.6      No Third Party Beneficiaries.  Except as otherwise expressly
                    ----------------------------
provided in this Agreement, neither this Agreement, nor any of its terms or provisions, nor any inclusion by reference herein, shall be construed as being for the benefit of any signatory not a party to this Agreement.

                                   ARTICLE XV
                                  CONDEMNATION
                                  ------------

          15.1      Taking.  Should any Segment be made the subject of a Taking,
                    ------
the rights of ELI and SRP relative to the property and interest in such property shall be as set out below.

               (a) Taking Affecting ELI Interests.  If the Taking affects ELI
                   ------------------------------
     Facilities, or Rights of Way or Building Entrances owned or controlled by ELI, or any other interest belonging to ELI, the License granted to SRP under the terms of this Agreement, to the extent appropriated by such Taking, shall terminate.

               (b) Taking Affecting SRP Interests.  If the Taking affects SRP
                   ------------------------------
     Facilities, or Rights of Way or Building Entrances owned or controlled by SRP, or any other interest belonging to SRP, the License granted to ELI under the terms of this Agreement, to the extent appropriated by such Taking, shall terminate.

          15.2      Taking Awards.  In the proceeding for any such Taking (or an
                    -------------
involuntary discontinuance of the use of a Segment in anticipation of a Taking), the interests of ELI and SRP in and to the Affected Portion of the Segment shall be severed. Any awards resulting from the proceeding shall be allocated between and payable in accordance with the respective interests of ELI and SRP (both physical and occupational, including any incremental value of the Right of Way by virtue of the installation therein of the System). In addition, each of ELI and SRP shall be entitled to claim and receive the portion of the total award attributable to its interest in the System and may claim damages payable on account of relocation or re-routing expenses relating to the System.

          15.3      Notice of Taking.  Each of ELI and SRP shall notify the
                    ----------------
other immediately of any Taking threatened or filed against any portion of a Right of Way or Building Entrance which includes (or, based upon preliminary route designations approved by the Network Deployment Committee, could include) any part of the System. In addition, each of ELI and SRP agree not to sell or convey any portion of a Right of Way or Building Entrance containing (or, based upon preliminary route designations approved by the Network Deployment Committee, could contain) any Facilities to such acquiring authority in lieu of condemnation without giving prior notice to and the opportunity to the other party to participate in the negotiations with respect to such conveyance. Upon giving any such notice of a proposed or pending Taking, ELI and SRP, to the extent reasonably available, shall procure alternate Rights of Way or Building Entrances within which or to which the System may be relocated following such Taking. Each of ELI and SRP shall bear its share of the cost of relocating the System affected by such relocation.

                                  ARTICLE XVI
                         ENVIRONMENTAL HAZARD LIABILITY
                         ------------------------------

          16.1      Representations.  Neither ELI nor SRP has any knowledge of,
                    ---------------
nor has either of them received any notice from any governmental agency concerning the existence of, any Hazardous Substances on or under any Rights of Way or Building Entrances controlled or used by either of them (including any proposed Additional Segment or any Future Segment) or relating to any existing Facilities which would: (a) materially and adversely affect or interfere with the deployment or use of the System or the respective rights of ELI and SRP under the terms of this Agreement; or (b) require any corrective action or any form of remediation respecting an affected or contaminated area, except that SRP has knowledge of groundwater contamination and other contamination in certain of its Rights of Way.

          16.2      Responsibilities of Parties.  If any Hazardous Substance is
                    ---------------------------
introduced or released by either ELI or SRP which affects a Right of Way, Building Entrance, Hub Site or other Facility, the responsible party shall defend, indemnify and hold the other party harmless from and against any and all expenses, claims, fines and actions arising out of the existence, introduction or release of any such Hazardous Substance. In addition, the responsible party shall also bear all costs of removing, neutralizing, containing or otherwise remediating any such Hazardous Substance. In cases where both ELI and SRP have caused or contributed to the existence, introduction or release of any such Hazardous Substance, each party shall be liable therefor and shall indemnify and hold the other harmless to the extent of such party's contribution to the release or contamination.

          16.3      Alternate Locations.  Upon learning of the existence,
                    -------------------
introduction or release of Hazardous Substances on Right of Way areas within which the System is or is intended to be located, ELI and SRP, to the extent available, shall use alternate contiguous areas within which the System may be relocated to avoid the contaminated areas.

                                  ARTICLE XVII
                            LIABILITY AND INDEMNITY
                            -----------------------

          17.1      ELI Indemnity.  ELI shall indemnify, defend and hold
                    -------------
harmless SRP, its officers, agents and employees of and from any claim, demand, lawsuit, or action of any kind for injury to or death of persons, including, but not limited to, employees of ELI or SRP, and damage or destruction of property, including, but not limited to, property of either ELI or SRP, arising out of:
(a) negligent or willful acts or omissions of ELI, its agents, officers, directors, employees or contractors; (b) the exercise by ELI of the privileges or rights given herein; and (c) the performance by ELI of any of its obligations under this Agreement. Such obligation to indemnify shall extend to and encompass all costs incurred by SRP in defending such claims, demands, lawsuits or actions, including, but not limited to, attorney, witness and expert witness fees, and any other litigation related expenses. ELI's obligations pursuant to this Section 17.1 shall not extend to claims, demands, lawsuits or actions for liability attributable to the active negligence or willful action of SRP, its directors, officers, employees, contractors, successors or assigns. ELI shall pay any cost that may be incurred by SRP in enforcing this indemnity, including reasonable attorney fees.

          17.2      SRP Indemnity.  SRP shall indemnify, defend and hold
                    -------------
harmless ELI, its officers, agents and employees of and from any claim, demand, lawsuit, or action of any kind for injury to or death of persons, including, but not limited to, employees of SRP or ELI, and damage or destruction of property, including, but not limited to, property of either SRP or ELI, arising out of:
(a) negligent or willful acts or omissions of SRP, its agents, officers, directors, employees or contractors; (b) the exercise by SRP of the privileges or rights given herein; and (c) the performance by SRP of any of its obligations under this Agreement. Such obligation to indemnify shall extend to and encompass all costs incurred by ELI in defending such claims, demands, lawsuits or actions, including, but not limited to, attorney, witness and expert witness fees, and any other litigation related expenses. SRP's obligations pursuant to this Section 17.2 shall not extend to claims, demands, lawsuits or actions for liability attributable to the active negligence or willful action of ELI, its directors, officers, employees, contractors, successors or assigns. SRP shall pay any cost that may be incurred by ELI in enforcing this indemnity, including reasonable attorney fees.

          17.3      No Consequential Damages.  Notwithstanding any provision in
                    ------------------------
this Agreement to the contrary, neither ELI, SRP nor their respective contractors or subcontractors shall be liable to the other for incidental, consequential, special, punitive or indirect damages, including without limitation, loss of use, loss of profits or revenue, cost of capital or increased operating costs, arising out of this transaction whether by reason of contract, indemnity, strict liability, negligence, intentional conduct, breach of warranty or from breach of this Agreement.

          17.4      Waiver of Subrogation.  To the extent that such insurance is
                    ---------------------
in force and collectible and to the extent permitted by law, each of ELI and SRP hereby releases and waives all right of recovery against the other or anyone claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force and effect only if the releasing party's insurance policies contain provisions to the effect that such a release and waiver shall not invalidate the insurance, and each of ELI and SRP shall use its best efforts to secure such provisions in its policies.

          17.5      Defense of Claims.  Either ELI or SRP as the indemnifying
                    -----------------
party hereunder shall have the right to defend the other by counsel of the indemnifying party's selection reasonably satisfactory to the indemnified party, with respect to any claims within the indemnification obligations of this
Article XVII. ELI and SRP shall give each other prompt notice of any asserted claims or actions indemnified against, shall cooperate with each other in the defense of any such claims or actions, and shall not settle any such claims or actions without the prior written consent of the other.

          17.6      Third Party Claims.  Except as set forth in Sections 14.2,
                    ------------------
17.1 and 17.2, nothing in this Agreement shall be construed to create rights in, or duties or liabilities to, or any standard of care with reference to, or to grant remedies to, any person or entity not a party to this Agreement. ELI and SRP by entering into this Agreement do not hold themselves out as furnishing like or similar services to any other person or entity.

          17.7      Survival.  The obligations of the respective parties under
                    --------
this Article XVII shall survive the expiration or earlier termination of this Agreement.

          17.8      Limitation of ELI Liability.  Notwithstanding anything to
                    ---------------------------
the contrary in this Agreement, SRP alone shall have the responsibility for:
(a) the SRP Utilicom Services or Reserved Fiber transmission systems; (b) the fitness of the SRP Facilities as and when constructed; and (c) the correctness of the "as-built" drawings of the SRP Facilities. ELI's issuance of an acceptance or approval of the foregoing shall signify approval of or objections with respect to ELI's Telecommunications Services transmission system only and shall in no way be deemed to represent an opinion or guarantee with respect to the adequacy of SRP's Electric Services, Utilicom Services and Reserved Fiber transmission systems or the support thereof.

          17.9      Limitation of SRP Liability.  Notwithstanding anything to
                    ---------------------------
the contrary in this Agreement, ELI alone shall have responsibility for: (a) the ELI Telecommunications Services transmission system; (b) the fitness of the ELI Facilities as and when constructed; and (c) the correctness of the "as-built" drawings of the ELI Facilities. SRP's issuance of an acceptance or approval of any of the foregoing shall signify an approval of or objections to SRP's Electric Services, Utilicom Services and Reserved Fiber transmission systems only and shall in no way be deemed to represent an opinion or guarantee with respect to the adequacy of ELI's Telecommunications Services transmission system or the support thereof.

          17.10     Applicability of Liability Limitations.  ELI and SRP intend
                    --------------------------------------
that the waivers and disclaimers of liability, releases from liability, exclusive remedy provisions, and (except as expressly stated to the contrary therein) indemnity and hold harmless provisions expressed throughout this Agreement shall apply even in the event of the fault, negligence (in whole or in part), strict liability, or breach of contract of the party released or whose liability is waived, disclaimed, limited, apportioned or fixed by such exclusive remedy provision, or who is indemnified or held harmless, and shall extend to their respective Affiliates and its and their partners, directors, officers, employees and agents. ELI and SRP also intend and agree that such provisions shall continue in full force and effect notwithstanding the completion, termination, suspension, cancellation or rescission of this Agreement, or termination of the rights and privileges granted by this Agreement. No officer, director, employee, agent or other individual representative of either ELI or SRP shall be personally responsible for any liability arising under this Agreement.

                                 ARTICLE XVIII
                                 FORCE MAJEURE
                                 -------------

          18.1      Excuse of Performance.  Notwithstanding anything in this
                    ---------------------
Agreement to the contrary, neither ELI or SRP shall be liable or responsible for a delay or failure in performing or carrying out any of its obligations (other than obligations to make payments) under this Agreement caused by Force Majeure (as defined below).

          18.2      Definition.  The term "Force Majeure" as used in this
                    ----------
Agreement shall mean any cause beyond the reasonable control of ELI or SRP, as applicable, or beyond the reasonable control of any of their respective contractors, subcontractors, suppliers or vendors, including without limitation:

               (a) Acts of God.  Acts of God, including, but not necessarily
                   -----------
     limited to, lightning, earthquakes, adverse weather of greater duration or intensity than normally expected for the job area and time of year, fires, explosions, floods, other natural catastrophes, sabotage, acts of a public enemy, acts of government or regulatory agencies, wars, blockades, embargoes, insurrections, riots or civil disturbances;

               (b) Labor Disputes.  Labor disputes, including, but not
                   --------------
     necessarily limited to, strikes, work slowdowns, work stoppages or labor disruptions, labor or material shortages, or delays or disruptions of transportation;

               (c) Court Orders.  Orders and judgments of any federal, state or
                   ------------
     local court, administrative agency or governmental body;

               (d) Change in Law.  The adoption of or change in any federal,
                   -------------
     state or local laws, rules, regulations, ordinances, permits or licenses, or changes in the interpretation of such laws, rules, regulations, ordinances, permits or licenses, by a court or public agency having appropriate jurisdiction after the date of the execution of this Agreement; or

               (e) Government Approvals.  Any suspension, termination,
                   --------------------
     interruption, denial or failure to issue or renew by any governmental authority or other party having approval rights of any Approval required or necessary hereunder for the construction, installation or operation of the Facilities or for either party to perform its obligations hereunder, except when such suspension, termination, interruption, denial or failure to issue or renew results from the negligence or failure to act of the party claiming the occurrence of an event of Force Majeure.

          18.3      Continuance after Force Majeure Event.  Subject to the
                    -------------------------------------
provisions of Section 8.5, if either ELI or SRP is rendered unable to fulfill any of its obligations under this Agreement by reason of Force Majeure, such party shall promptly notify the other and shall exercise due diligence to remove such inability with all reasonable dispatch; provided, that nothing contained in this Section 18.3 shall be construed as requiring ELI or SRP to settle any strike, work stoppage or other labor dispute in which it may be involved, or to accept any permit, certificate, license or other Approval on terms deemed unacceptable to such party, or to enter into any contract or other undertaking on terms which the party deems to be unduly burdensome or costly.

                                  ARTICLE XIX
                             BREACH AND TERMINATION
                             ----------------------

          19.1      Termination Events.  The occurrence and continuance of the
                    ------------------
following events may result in the termination of this Agreement, subject to the provisions of this Article XIX:

               (a) Change of Conditions.  A change of conditions under which
                   --------------------
     ELI, SRP or the System operates which is beyond the control of the parties such that the System cannot continue to operate as contemplated by the terms of this Agreement, or meet the Minimum Performance Standards for the sale of Telecommunications Services, including, without limitation:

                    (1) Adverse Change in Financial Condition.  A change in the
                        -------------------------------------
          financial condition of ELI or SRP that materially and adversely affects the ability of ELI or SRP to perform in accordance with the terms, covenants and conditions of this Agreement;

                    (2) Change in Ownership.  An unsolicited change in the
                        -------------------
          controlling ownership of ELI, SRP or Citizens Utilities Company, which for purposes hereof means a change in the direct or beneficial ownership of any such entity in excess of 50%; or

                    (3) Adverse Change in Law.  Changes in law or in the
                        ---------------------
          regulatory environment materially affecting ELI, SRP or the use of the System.

               (b) Breach or Default.  A material breach or material default
                   -----------------
     under the terms, covenants or conditions of this Agreement by either ELI or SRP, including, without limitation:

                    (1) Failure to Pay.  The failure of either ELI or SRP to
                        --------------
          make any payment required under the terms of this Agreement when due; and

                    (2) Failure to Satisfy Minimum Performance Standards.  The
                        ------------------------------------------------
          revenues generated from the sale of Telecommunications Services fails to satisfy the Minimum Performance Standards.

               (c) Intentional Termination.  An intentional termination of this
                   -----------------------
     Agreement by either ELI or SRP, including, without limitation:

                    (1) Intentional Termination.  Either ELI or SRP announces to
                        -----------------------
          the other its intention to terminate this Agreement for strategic or other reasons that are unrelated to the parties' performance under this Agreement;

                    (2) Willful Failure to Perform.  The willful failure by
                        --------------------------
          either ELI or SRP to perform its obligations under the terms of this Agreement; and

                    (3) Termination Effected by Willful Acts or Omissions.
                        -------------------------------------------------
          Either ELI or SRP, by willful acts or omissions, places either itself or the System in a position or condition which breaches the terms, covenants and conditions of this Agreement or effectively terminates this Agreement, including, without limitation, a willful failure to cure a breach or default after having received written notice thereof from the other party.

          19.2      Actions Following Occurrence of Termination Event.  Should
                    -------------------------------------------------
any termination event described in Section 19.1 occur, ELI and SRP shall have the following rights and obligations:

               (a) Change of Conditions.  If the termination event is a change
                   --------------------
     in conditions described in Section 19.1(a), ELI and SRP covenant and agree to meet expeditiously and to discuss and negotiate in good faith the effect of the changed condition on this Agreement, their respective performance obligations hereunder, and their ability to perform under the terms, covenants and conditions of this Agreement. By mutual consent, ELI and SRP may terminate this Agreement, or modify this Agreement to address and account for the changed condition in a mutually acceptable manner. If ELI and SRP cannot agree on a solution to the effect of the changed condition, either party, by written notice to the other, may elect to terminate this Agreement.

               (b) Breach or Default.  If the termination event is a breach or
                   -----------------
     default described in Sections 19.1(b) and 19.1(c), the non-defaulting party shall give written notice of such occurrence to the defaulting party. The defaulting party shall be given a reasonable time to cure any breach or default as follows:

                    (1) Monetary Default.  In the case of a monetary default,
                        ----------------
          the defaulting party shall have thirty (30) days after receipt of the written notice in which to effectuate a cure.

                    (2) Nonmonetary Default.  In the case of a nonmonetary
                        -------------------
          default, the defaulting party shall have sixty (60) days after receipt of the written notice in which to effectuate a cure. If the nonmonetary default cannot be corrected within such sixty (60) day period, the defaulting party shall have an additional reasonable time in which to effectuate a cure, provided the defaulting party commences corrective action within the original sixty (60) day period and thereafter diligently prosecutes the corrective action to completion. If the defaulting party does not timely cure the breach or default within the time periods specified above, the non-defaulting party may elect to terminate this Agreement by providing written notice of such election to the defaulting party.

     In the event of an uncured breach or default described in Section 19.1(b) or 19.1(c), the non-breaching party, in addition to the remedies and obligations set forth in Section 19.3, shall have available to it all legal remedies available for breach of contract.

           19.3     Rights of ELI and SRP Upon Termination.  Upon the
                    --------------------------------------
termination of this Agreement, for any reason:

               (a) Transition Period.  At termination, ELI and SRP shall
                   -----------------
     continue to abide by the terms of this Agreement, including the methods established hereunder and in the Base Case Financial Model for the accounting and distribution of profits from the sale of Telecommunications Services. The transition period shall last a maximum of two (2) years following the effective date of termination. During such transition period, SRP and ELI may seek alternative suppliers for Fiber and services needs. ELI's and SRP's rights to use the System shall continue for the duration of the transition period, however, the exclusivity of ELI's rights in the Leased Fiber shall terminate. If at the conclusion of the transition period SRP has not found replacement suppliers of the services previously provided by ELI, SRP shall have the right to purchase such services from ELI, for resale or otherwise, to permit continued service to SRP's customers. SRP's purchase of such services from ELI, for resale or otherwise, shall be subject to then existing market rates, terms and conditions. If at the conclusion of the transition period, ELI has not found replacement suppliers of the services previously provided by SRP, ELI shall have the right to lease Dark Fiber from SRP, at then existing market rates, terms and conditions, including, without limitation, length of term, and with sufficient capacity to service, without interruption, ELI's customers, but in no event shall this provision obligate SRP to provide greater capacity than the capacity being used by ELI at termination. In no event shall the purchase and lease rights set forth in this section extend beyond five (5) years following termination.

               (b) Valuation of Telecommunications Services Customer Base.  As
                   ------------------------------------------------------
     of the effective date of the termination of this Agreement, the goodwill and other intangible value of the Telecommunications Services customer base shall be appraised, by independent appraisal. If ELI and SRP cannot agree on an appraiser to perform the appraisal, each party may select its own appraiser and, except as provided in below, the arithmetic mean of the two appraisals shall be deemed to be the value of such goodwill and other intangibles. However, if the value established by the higher of the two appraisals is more than fifteen percent (15%) higher than the lower of the two appraisals, the two appraisers shall select a third appraiser. The value of the goodwill and other intangibles relating to the Telecommunications Services customer base shall then be established by calculating the arithmetic mean of the value given by the third appraiser with the next closest value given by one of the other two appraisers. ELI shall pay to SRP, as SRP's share of the value of goodwill and other intangibles associated with the Telecommunications Services customer base of the System, one-half (50%) of the final appraised value obtained as provided in this Section 19.3(b).

                                   ARTICLE XX
                                 MISCELLANEOUS
                                 -------------

          20.1      Amendments.  Neither this Agreement nor any provisions
                    ----------
hereof may be changed, waived, discharged or terminated orally and may only be modified or amended by an instrument in writing, singed by both ELI and SRP.

          20.2      Binding Effect.  This Agreement shall be binding upon and
                    --------------
shall inure to the benefit of ELI, SRP and their respective successors and assigns.

          20.3      Waivers.  The failure by ELI or SRP at any time or times
                    -------
hereafter to require strict performance by the other of any of the undertakings, agreements or covenants contained in this Agreement shall not waive, affect or diminish any right of ELI or SRP hereunder to demand strict compliance and performance therewith. None of the undertakings, agreements or covenants of ELI and SRP under this Agreement shall be deemed to have been waived unless such waiver is evidenced by an instrument in writing signed by the party to be charged specifying such waiver.

          20.4      Notices.  Unless otherwise specifically provided in this
                    -------
Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by courier or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or telex, or five (5) days after deposit in the United States mail, with postage prepaid and properly addressed, as follows:

          If to ELI, to:        Electric Lightwave, Inc.
                                8100 N.E. Parkway Drive, #200
                                Vancouver, Washington  98662
                                Attn:  Legal Department
                                Telecopy Number:   (360) 253-4425
                                Telephone Number:  (360) 892-1000
          and to:               Electric Lightwave, Inc.
                                2600 North Central Avenue, Suite 300
                                Phoenix, Arizona 85004
                                Attn:  General Manager
                                Telecopy Number:   (602) 277-8343
                                Telephone Number:  (602) 277-1122

          If to SRP, to:        Salt River Project Agricultural and
                                   Improvement District
                                1600 North Priest Drive
                                Tempe, Arizona 85281
                                Attn:  Corporate Secretary
                                Telecopy Number:   (602) 236-2188
                                Telephone Number:  (602) 236-5005

          and to:               Salt River Project Agricultural and
                                   Improvement District
                                1600 North Priest Drive
                                Tempe, Arizona 85281
                                Attn:  Manager SRP Telecom
                                Telecopy Number:   (602) 236-3407
                                Telephone Number:  (602) 236-6699

          and to:               Salt River Project Agricultural and
                                   Improvement District
                                1600 North Priest Drive
                                Tempe, Arizona 85281
                                Attn:  Legal Department
                                Telecopy Number:   (602) 236-5397
                                Telephone Number:  (602) 236-7249

Such addresses may be changed by notice to the other party given in the same manner as above provided.

          20.5      Severability.  If any term or provision of this Agreement
                    ------------
shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforceable, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

          20.6      Interpretation.  Whenever the context shall require, the
                    --------------
plural shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The article, section and paragraph headings contained in this Agreement are for purposes of reference only and shall not limit, expand or otherwise affect the construction of any provisions hereof. All references in this Agreement to articles, sections and paragraphs, unless expressly noted otherwise, are to articles, sections and paragraphs contained in this Agreement.

          20.7      Governing Law and Choice of Forum.  This Agreement and all
                    ---------------------------------
matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Arizona. Any arbitration or mediation under this agreement shall be held in the State of Arizona, County of Maricopa. Jurisdiction for any disputes arising out of this agreement shall be exclusively in the courts of the State of Arizona, state or federal, and any litigation shall be brought in Maricopa County, Arizona.

          20.8      Commissions.  No brokerage, finder's or other fee,
                    -----------
commission or compensation shall be paid by ELI or SRP in connection with the transaction contemplated by this Agreement. ELI and SRP shall indemnify and hold each other harmless (including attorney fees and costs) from and against any and all claims for brokerage and finder's fees or commissions which may be asserted against the other based on the actions or omissions of the indemnifying party.

          20.9      Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.

          20.10     Attorney Fees.  ELI and SRP agree that should either of them
                    -------------
default in any of the covenants or agreements contained herein, the defaulting party shall pay all costs and expenses, including reasonable attorney fees and costs, incurred by the non-defaulting party to protect its rights hereunder, regardless of whether an action is commenced or prosecuted to judgment.

          20.11     Costs.  Except as otherwise set forth in this Agreement, ELI
                    -----
and SRP shall each be responsible for its own costs, including legal fees, incurred in negotiating and finalizing this Agreement.

          DATED effective as of the date first above written.


                              ELI:

                              ELECTRIC LIGHTWAVE, INC., a Delaware
                                 corporation


                              By: /s/ David B. Sharkey
                                 ---------------------------------------
                                 Title:         President
                                       -----------------------------------


                              SRP:

                              SALT RIVER PROJECT AGRICULTURAL
                                 IMPROVEMENT AND POWER DISTRICT, an Agricultural Improvement District organized and existing under the laws of the State of Arizona


                              By: /s/    William P. Schrader
                                 ---------------------------------------
                                 Title:         President
                                       -----------------------------------

Approved as to form:


/s/ Kenneth C. Sundlof, Jr.
--------------------------------------
Kenneth C. Sundlof, Jr.
Jennings, Strouss & Salmon, P.L.C.
Date:  September 9, 1996
     ---------------------------------

                                 EXHIBIT A [*]

                             ELI CONSTRUCTION PLAN
                             ---------------------














--------------------
[*] Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                 EXHIBIT B [*]

                                 NETWORK MAPS
                                 ------------














--------------------
[*] Confidential material (2pgs) has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                 EXHIBIT C [*]

                               ECONOMIC ANALYSIS
                               -----------------














--------------------
[*] Confidential material (6pgs) has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                       EXHIBIT D: SRP CONSTRUCTION PLAN

                Segment Description/Approximate Route Miles[*]


ELI Connections/Upgrades:  (FY '96/97 or as needed)
96 fiber [*]                                           6.25 miles
96 fiber [*]                                            4.0 miles
48 fiber [*]
                                                        5.3 miles
48 fiber [*]                                            1.8 miles
48 fiber [*]                                            2.0 miles
96 fiber [*]                                            4.2 miles
48 fiber [*]                                            1.9 miles
48 fiber [*]                                            2.0 miles
48 fiber [*]                                            2.0 miles
48 fiber [*]                                            4.4 miles
-----------------------------------------------------------------
                                Total                 33.85 miles


                            SRP Substation Buildout

                              Fiscal Year `96/97
                              ------------------

Ring [*]
72 fiber [*]                                            2.0 miles
48 fiber [*]                                            3.0 miles
24 fiber [*]                                            2.3 miles
96 fiber [*]                                            0.7 miles
48 fiber [*]

Ring [*]
48 fiber [*]                                            4.0 miles
48 fiber [*]                                            2.0 miles

Ring [*]
48 fiber [*]                                            2.5 miles
48 fiber [*]                                            2.2 miles
48 fiber [*]                                            3.0 miles
48 fiber [*]                                            2.0 miles
48 fiber [*]                                            2.5 miles
48 fiber [*]                                            2.5 miles
24 fiber [*]                                            2.0 miles


Ring [*]
48 fiber [*]                                            5.0 miles
48 fiber [*]                                            2.0 miles
48 fiber [*]                                            1.5 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            1.2 miles

Ring [*]
48 fiber [*]                                            2.0 miles
24 fiber [*]                                            1.5 miles
24 fiber [*]                                            1.1 miles
24 fiber [*]                                            1.3 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            0.5 miles

Ring [*]
48 fiber [*]                                            4.0 miles
24 fiber [*]                                            1.0 miles
24 fiber [*]                                            1.3 miles
24 fiber [*]                                            2.5 miles
48 fiber [*]                                            1.7 miles
48 fiber [*]                                            3.0 miles

Ring [*]
48 fiber [*]                                            1.5 miles
-----------------------------------------------------------------
                                Total '96-'97         65.80 miles

--------------------
* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                             Fiscal Year `97/98[*]
                             ---------------------

Ring [*]
48 fiber [*]                                            1.3 miles
48 fiber [*]                                            3.0 miles
48 fiber [*]                                            2.1 miles
48 fiber [*]                                            0.2 miles
48 fiber [*]                                            2.0 miles
48 fiber [*]                                            2.3 miles

Ring [*]
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            1.1 miles
24 fiber [*]                                            0.6 miles
24 fiber [*]                                            0.3 miles
24 fiber [*]                                            2.4 miles
24 fiber [*]                                            3.5 miles
24 fiber [*]                                            0.8 miles
24 fiber [*]                                            0.4 miles

Ring [*]
24 fiber [*]                                            2.1 miles
24 fiber [*]                                            2.7 miles
24 fiber [*]                                            8.5 miles
48 fiber [*]                                            0.5 miles

Ring [*]
24 fiber [*]                                            2.1 miles
24 fiber [*]                                            3.4 miles
48 fiber [*]                                            1.3 miles
24 fiber [*]                                            2.5 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            1.0 miles
24 fiber [*]                                            1.6 miles

Ring [*]
24 fiber [*]                                            3.2 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            1.2 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            2.5 miles
24 fiber [*]                                            0.6 miles
24 fiber [*]                                            5.3 miles

Ring [*]
24 fiber [*]                                            3.6 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            2.8 miles
48 fiber [*]                                            4.1 miles
24 fiber [*]                                            0.1 miles

Ring [*]
24 fiber [*]                                            1.3 miles
24 fiber [*]                                            2.2 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            2.5 miles
24 fiber [*]                                            2.3 miles
24 fiber [*]                                            4.1 miles
24 fiber [*]                                            1.0 miles

Ring [*]
24 fiber [*]                                            1.2 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            2.0 miles
-----------------------------------------------------------------
                                Total '97-'98         99.70 miles

--------------------
* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                             Fiscal Year `98/99[*]
                             ---------------------

Ring [*]
24 fiber [*]                                            4.0 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            1.5 miles
24 fiber [*]                                            1.0 miles
24 fiber [*]                                            2.8 miles
24 fiber [*]                                            2.2 miles

Ring [*]
24 fiber [*]                                            7.5 miles
24 fiber [*]                                            3.0 miles
24 fiber [*]                                            2.0 miles
48 fiber [*]                                            3.0 miles
48 fiber [*]                                            9.5 miles

Ring [*]
24 fiber [*]                                            2.2 miles
24 fiber [*]                                            3.3 miles
24 fiber [*]                                            1.8 miles
24 fiber [*]                                            3.5 miles
24 fiber [*]                                            2.8 miles

Ring [*]
48 fiber [*]                                            1.5 miles
24 fiber [*]                                            1.3 miles
24 fiber [*]                                            2.3 miles
24 fiber [*]                                            2.1 miles
24 fiber [*]                                            3.0 miles
24 fiber [*]                                            3.0 miles
24 fiber [*]                                            2.3 miles
24 fiber [*]                                            4.0 miles

Ring [*]
24 fiber [*]                                            3.3 miles
24 fiber [*]                                            2.2 miles
24 fiber [*]                                            4.0 miles
24 fiber [*]                                            2.0 miles

Ring [*]
48 fiber [*]                                            1.0 miles
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            1.0 miles
24 fiber [*]                                            1.5 miles
24 fiber [*]                                            2.1 miles
-----------------------------------------------------------------
                                Total '98-'99         90.70 miles

--------------------
* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                             Fiscal Year `99/00[*]
                             ---------------------


Ring [*]
24 fiber [*]                                            2.0 miles
24 fiber [*]                                            5.0 miles
24 fiber [*]                                            6.0 miles
24 fiber [*]                                            3.0 miles
24 fiber [*]                                            5.0 miles
24 fiber [*]                                            2.3 miles

Ring [*]
48 fiber [*]                                            3.0 miles
24 fiber [*]                                            6.0 miles
24 fiber [*]                                            2.0 miles
-----------------------------------------------------------------
                                Total '99 - '00       34.30 miles


--------------------
* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT "E"

                   EXISTING OR PENDING SRP NETWORK CONTRACTS
                   -----------------------------------------

MESA UNIFIED SCHOOL DISTRICT #4

A pending bid for bandwidth and transmission services for a district wide communications network. If accepted this bid requires that SRP deploy a private fiber optic network connecting all Mesa Public School facilities utilizing reserved fiber on the SRP Network backbone and additional fiber for spurs and building entrances. In addition, SRP will lease T-1 circuits and resell dial tone services from US WEST Communications. This bid was submitted in conjunction with Fujitsu Business Communications Systems, Inc., on May 30, 1996.

MOTOROLA

A month-to-month service agreement with Motorola, Inc. (an Illinois corporation located at 1299 E. Algonquin Road, Schaumburg, Illinois) for point-to-point Digital Signal-3 service between Motorola facilities located at 2501 S. Price Road, Chandler, Arizona, and Motorola operations located at the Orbital Sciences Center facility located at 3380 S. Price Road, Chandler, Arizona. This service was initiated July 1, 1996.

TELEPORT COMMUNICATIONS GROUP

A ten-year license for fiber optic telecommunications facilities for use by TCG Phoenix (a New York general partnership having its principal place of business at 2730 East Camelback Road, Phoenix, Arizona) to provide telecommunications services. These fiber optic cable facilities are located along SRP Arizona Canal right-of-way between 16th Street and 40th Street in Phoenix, Arizona.

US WEST COMMUNICATIONS

A ten-year license for fiber optic telecommunications facilities for use by US WEST Communications (a Delaware corporation having its principal place of business at 12999 Deer Creek Canyon Road, Littleton, Colorado) to provide telecommunications services. These fiber optic cable facilities are located along SRP Arizona Canal right-of-way between 16th Street and 4Oth Street in Phoenix, Arizona.

                                   EXHIBIT F

        RESERVED FIBER ALLOCATION FOR SEGMENTS IN SRP SERVICE TERRITORY

                        EXISTING    ADDITIONAL   ADD    STRANDS   STRANDS    CABLE   STRAND-MILES  STRAND-MILES STRAND-MILES
FIBER SEGMENT NAME/*/    COUNT        COUNT      YR    RESERVED  AVAILABLE   MILES     RESERVED      AVAILABLE     TOTAL
          /*/                          72         1       54         18         2         108           36          144
          /*/                          48         1       30         18         3          90           54          144
          /*/                          48         1       30         18       0.2           6          3.6          9.6
          /*/                          96         1       24         72       0.2         4.8         14.4         19.2
          /*/             24                               8         16         3          24           48           72
          /*/             24                               6         18       2.3        13.8         41.4         55.2
          /*/             24                               8         16         2          16           32           48
          /*/             24                               4         20         2           8           40           48
          /*/             24                              10         14         1          10           14           24
          /*/                          24         1       12         12       2.3        27.6         27.6         55.2
          /*/             24                              14         10         3          42           30           72
          /*/             20                              16          4       1.3        20.8          5.2           26
          /*/             6                                6          0         3          18            0           18
          /*/             18                              16          2         5          80           10           90
          /*/                          48         1       10         38         4          40          152          192
          /*/                          48         1       10         38         2          20           76           96
          /*/                          48         1       10         38         5          50          190          240
          /*/                          48         1       10         38         2          20           76           96
          /*/                          48         1       10         38       1.5          15           57           72
          /*/                          24         1        6         18         2          12           36           48
          /*/                          24         1        6         18       1.2         7.2         21.6         28.8
          /*/             20                              20          0         2          40            0           40
          /*/             20                              20          0       3.3          66            0           66
          /*/             20                              20          0         5         100            0          100
          /*/                          48         1        6         42       2.2        13.2         92.4        105.6
          /*/                          48         1        6         42         3          18          126          144
          /*/                          48         1       10         38         2          20           76           96
          /*/                          48         1        6         42       2.5          15          105          120
          /*/                          48         1        6         42       2.5          15          105          120
          /*/            20                               10         10         3          30           30           60
          /*/            20                               10         10         4          40           40           80
          /*/                          48         1       10         38         2          20           76           96
          /*/                          24         1        6         18       1.5           9           27           36
          /*/                          24         1        6         18       1.1         6.6         19.8         26.4
          /*/                          24         1        6         18       1.3         7.8         23.4         31.2
          /*/                          24         1        6         18         2          12           36           48
          /*/                          24         1        8         16       0.5           4            8           12
          /*/                          48         1        8         40         4          32          160          192
          /*/                          48         1        8         40       1.5          12           60           72
          /*/                          24         1        8         16         1           8           16           24
          /*/                          24         1        8         16       1.3        10.4         20.8         31.2

---------------
/*/ Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT F

        RESERVED FIBER ALLOCATION FOR SEGMENTS IN SRP SERVICE TERRITORY

                        EXISTING    ADDITIONAL   ADD    STRANDS   STRANDS    CABLE   STRAND-MILES  STRAND-MILES STRAND-MILE
FIBER SEGMENT NAME/*/    COUNT        COUNT      YR    RESERVED  AVAILABLE   MILES     RESERVED      AVAILABLE     TOTAL
      /*/                              24         1        8         16       2.5          20           40            60
      /*/                              48         1        8         40       1.7        13.6           68          81.6
      /*/                              48         1        8         40         3          24          120           144
      /*/                24                                8         16         3          24           48            72
      /*/                20                               10         10       1.3          13           13            26
      /*/                20                               12          8         2          24           16            40
      /*/                20                               12          8         2          24           16            40
      /*/                20                               12          8       2.3        27.6         18.4            46
      /*/                20                               12          8       4.6        55.2         36.8            92
      /*/                24                                8         16         6          48           96           144
      /*/                24                                8         16         3          24           48            72
      /*/                24                                6         18       2.5          15           45            60
      /*/                              48         2        6         42       1 3         7.8         54.6          62.4
      /*/                              48         2        6         42         3          18          126           144
      /*/                              48         2        6         42       2.1        12.6         88.2         100.8
      /*/                              48         2        6         42       0.2         1.2          8.4           9.6
      /*/                              48         2        6         42         2          12           84            96
      /*/                              48         2        8         40       2.3        18.4           92         110.4
      /*/                24                               12         12        11         132          132           264
      /*/                24                               12         12         2          24           24            48
      /*/                24                               12         12         4          48           48            96
      /*/                24                               12         12         3          36           36            72
      /*/                              24         1        6         18         2          12           36            48
      /*/                              48         1       12         36      1.25          15           45            60
      /*/                              48         1       12         36      1.25          15           45            60
      /*/                              24         2        6         18       2.4        14.4         43.2          57.6
      /*/                              24         2       12         12       0.6         7.2          7.2          14.4
      /*/                              24         2       12         12       0.3         3.6          3.6           7.2
      /*/                              24         2       12         12       0.4         4.8          4.8           9.6
      /*/                              24         2        6         18       1.1         6.6         19.8          26.4
      /*/                              24         2        6         18       0.8         4.8         14.4          19.2
      /*/                              24         2        6         18         2          12           36            48
      /*/                              24         2        6         18       3.5          21           63            84
      /*/                24                                8         16       1.2         9.8         19.2          28.8
      /*/                48                               12         36       2.2        26.4         79.2         105.6
      /*/                24                               12         12       3.5          42           42            84
      /*/                24                               12         12         2          24           24            48
      /*/                              24         2        8         16       2.7        21.6         43.2          64.8
      /*/                              24         2        6         18       2.1        12.6         37.8          50.4
      /*/                              24         2       10         14       2.1          21         29.4          50.4
      /*/                              24         2       14         10       3.4        47.6           34          81.6
      /*/                              24         2       12         12       1.6        19.2         19.2          38.4
      /*/                              24         2        6         18         1           6           18            24
      /*/                24                               12         12         1          12           12            24

---------------
/*/ Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT F

        RESERVED FIBER ALLOCATION FOR SEGMENTS IN SRP SERVICE TERRITORY

                        EXISTING    ADDITIONAL   ADD    STRANDS   STRANDS    CABLE   STRAND-MILES  STRAND-MILES STRAND-MILES
FIBER SEGMENT NAME/*/    COUNT        COUNT      YR    RESERVED  AVAILABLE   MILES     RESERVED      AVAILABLE     TOTAL
      /*/                              24         2        8         16         2          16            32            48
      /*/                              24         2       14         10       2.5          35            25            60
      /*/                              48         2       12         36       1.3        15.6          46.8          62.4
      /*/                24                               12         12        13         156           156           312
      /*/                48                               20         28         2          40            56            96
      /*/                48                               18         30       1.7        30.6            51          81.6
      /*/                48                               18         30         2          36            60            96
      /*/                48                               18         30         3          54            90           144
      /*/                              24         2       12         12       3.2        38.4          38.4          76.8
      /*/                              24         2        8         16         2          16            32            48
      /*/                              24         2       10         14       1.2          12          16.8          28.8
      /*/                              24         2       10         14         2          20            28            48
      /*/                              24         2       10         14       2.5          25            35            60
      /*/                              24         2       10         14       0.6           6           8.4          14.4
      /*/                              24         2       12         12       5.3        63.6          63.6         127.2
      /*/                              24         2        6         18       3.6        21.6          64.8          86.4
      /*/                              24         2        6         18         2          12            36            48
      /*/                              24         2        6         18       2.8        16.8          50.4          67.2
      /*/                              48         2       12         36       4.1        49.2         147.6         196.8
      /*/                              24         2        6         18       0.1         0.6           1.8           2.4
      /*/                              24         2        6         18       1.3         7.8          23.4          31.2
      /*/                              24         2        6         18       2.2        13.2          39.6          52.8
      /*/                              24         2        6         18         2          12            36            48
      /*/                              24         2        6         18       2.5          15            45            60
      /*/                              24         2        6         18       2.3        13.8          41.4          55.2
      /*/                              24         2        6         18       4.1        24.6          73.8          98.4
      /*/                              24         2        6         18         1           6            18            24
      /*/                48                               12         36       1.5          18            54            72
      /*/                48                               12         36         3          36           108           144
      /*/                48                               12         36         2          24            72            96
      /*/                48                               12         36         1          12            36            48
      /*/                              24         2        8         16       1.2         9.6          19.2          28.8
      /*/                              24         2        8         16         2          16            32            48
      /*/                              24         2        8         16         2          16            32            48
      /*/                48                               16         32       1.7        27.2          54.4          81.6
      /*/                48                               16         32         4          64           128           192
      /*/                48                               16         32       2.2        35.2          70.4         105.6
      /*/                48                               16         32         6          96           192           288
      /*/                              24         3        6         18         4          24            72            96
      /*/                              24         3        6         18       2 8        16.8          50.4          67.2
      /*/                              24         3        6         18         2          12            36            48
      /*/                              24         3        6         18       1.5           9            27            36
      /*/                              24         3        6         18         1           6            18            24
      /*/                              24         3        6         18       2.2        13.2          39.6          52.8

---------------
/*/ Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT F

        RESERVED FIBER ALLOCATION FOR SEGMENTS IN SRP SERVICE TERRITORY

                        EXISTING    ADDITIONAL   ADD    STRANDS   STRANDS    CABLE   STRAND-MILES  STRAND-MILES STRAND-MILES
FIBER SEGMENT NAME/*/    COUNT        COUNT      YR    RESERVED  AVAILABLE   MILES     RESERVED      AVAILABLE     TOTAL
      /*/                              24          3       6          18        2          12             36          48
      /*/                              24          3       6          18      3.3        19.8           59.4        79.2
      /*/                              24          3       6          18      2.2        13.2           39.6        52.8
      /*/                              24          3       6          18        4          24             72          96
      /*/                12                                6           6     3.5           21             21          42
      /*/                12                                6           6     3.5           21             21          42
      /*/                              48          3       6          42        1           6             42          48
      /*/                              24          3       8          16        2          16             32          48
      /*/                              24          3       8          16        1           8             16          24
      /*/                              24          3       8          16      1.5          12             24          36
      /*/                              24          3       8          16      2.1        16.8           33.6        50.4
      /*/                48                               12          36        6          72            216         288
      /*/                              24          3       8          16      7.5          60            120         180
      /*/                              24          3       8          16        3          24             48          72
      /*/                              24          3       8          16        3          24             48          72
      /*/                              24          3       8          16        2          16             32          48
      /*/                              24          3       6          18      2.2        13.2           39.8        52.8
      /*/                              24          3       6          18      3.3        19.8           59.4        79.2
      /*/                              24          3       8          16      1.8        14.4           28.8        43.2
      /*/                              24          3       8          16      3.5          28             56          84
      /*/                              24          3       8          16      2.8        22.4           44.8        67.2
      /*/                24                               24           0        5         120              0         120
      /*/                48                               24          24        2          48             48          96
      /*/                48                               24          24        4          96             96         192
      /*/                              48          3       8          40      1.5          12             60          72
      /*/                              24          3       6          18      1.3         7.8           23.4        31.2
      /*/                              24          3       6          18      2.3        13.8           41.4        55.2
      /*/                              24          3       6          18      2.1        12.6           37.8        50.4
      /*/                              24          3       6          18        3          18             54          72
      /*/                              24          3       6          18        3          18             54          72
      /*/                              24          3       6          18      2.3        13.8           41.4        55.2
      /*/                              24          3       6          18        4          24             72          96
      /*/                24                                8          16        2          16             32          48
      /*/                              24          4       6          18        2          12             36          48
      /*/                              24          4       6          18        5          30             90         120
      /*/                              24          4       6          18        6          36            108         144
      /*/                              24          4       6          18        3          18             54          72
      /*/                              24          4       6          18        5          30             90         120
      /*/                              24          4       6          18      2.3        13.8           41.4        55.2
      /*/                              48          4       6          42        3          18            126         144
      /*/                              24          4       6          18        6          36            108         144
      /*/                              24          4      12          12        2          24             24          48
      /*/                              24          2       6          18      8.5          51            153         204
      /*/                              48          4      10          38      9.5          95            361         456

---------------
/*/ Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT F

        RESERVED FIBER ALLOCATION FOR SEGMENTS IN SRP SERVICE TERRITORY

                      EXISTING    ADDITIONAL   ADD    STRANDS   STRANDS    CABLE   STRAND-MILES  STRAND-MILES STRAND-MILES
FIBER SEGMENT NAME/*/  COUNT        COUNT      YR    RESERVED  AVAILABLE   MILES     RESERVED      AVAILABLE     TOTAL
        /*/                          48         2       12         36        0.5          6            18           24
ADDITIONAL BULLDOUT TO SUPPORT ELI/SRP JOINT OPERATIONS
        /*/                          72         1       12         60       6.25         75           375          450
        /*/                          96         1       12         84          4         48           336          384
        /*/                          48         1       12         36        5.3       63.6         190.8        254.4
        /*/                          48         1       12         36          2         24            72           96
        /*/                          48         1       12         36          2         24            72           96
        /*/                          48         1        6         42        4.4       26.4         184.8        211.2
        /*/                          48         1       12         36          2         24            72           96
        /*/                          96         1       12         84        4.2       50.4         352.8        403.2
        /*/                          48         1       12         36        1.9       22.8          68.4         91.2
        /*/                          48         2       12         36          2         24            72           96

=============================================================================================================================
TOTALS                                                                         489.9      4900.4        10932.8       15833.2

                                                              PERCENTAGE                    31.0           69.0

NOTES: *

---------------
/*/ Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filied separately with the Securities and Exchange Commission.

                                  EXHIBIT "G"
                        Operating Lease Payment Examples
                        --------------------------------

FIRST 15 QUARTERS:
------------------


                                                    Example #1          Example #2         Example #3
                                                ------------------  ------------------  -----------------

CALCULATION OF OPERATING LEASE PAYMENT:
---------------------------------------
Gross Revenue                                         $ 1,000,000         $ 5,000,000        $10,000,000

Cost of Goods Sold                                       (400,000)         (2,000,000)        (4,000,000)

                            Gross Margin                  600,000           3,000,000          6,000,000

Current Direct Operating Costs                         (1,000,000)         (1,500,000)        (2,000,000)
Accumulated Unreimbursed Direct
    Operating Expenses                                          0            (400,000)                 0

Deferred Operating Lease Amortization (2)                    N/A                 N/A                N/A

                     Net Operating Income                (400,000)          1,100,000          4,000,000

Operating Lease Percentage                                  [*]                 [*]                [*]

Operating Lease Payment                               $         0               [*]                [*]
                                              ==========================================================

ACCUMULATED UNREIMBURSED DIRECT OPERATING EXPENSES (1):
-------------------------------------------------------

     Beginning of Year                                     $0    ($400,000)  $0
     Current Year Unreimbursed                       (400,000)           0    0
     Prior Year Deduction                                   0      400,000    0
     End of Year                                    ($400,000)  $        0   $0
                                                 ==============================



DEFERRED OPERATING LEASE (2):
-----------------------------
     Beginning of Year                              $0      $0    [*]
     Current Year Deferred                           0     [*]      0
     Current Year Amortization                     N/A     N/A    N/A
     End of Year                                    $0     [*]    [*]
                                                 =========================




* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT "G"

                        Operating Lease Payment Examples
                        --------------------------------

DURING 16TH THROUGH 35TH QUARTERS:
----------------------------------

                                                    Example #1    Example #2    Example #3
                                                   ------------  ------------  ------------
CALCULATION OF OPERATING LEASE PAYMENT:
---------------------------------------
Gross Revenue                                      $ 1,000,000   $ 5,000,000   $10,000,000
Cost of Goods Sold                                    (400,000)   (2,000,000)   (4,000,000)
                            Gross Margin             600,000     3,000,000     6,000,000
Current Direct Operating Costs                      (1,000,000)   (1,500,000)   (2,000,000)
Accumulated Unreimbursed Direct
       Operating  Expenses                              N/A           N/A           N/A

Deferred Operating Lease Amortization (2)                    0       [*]           [*]
                     Net Operating Income             (400,000)      [*]           [*]
Operating Lease Percentage                               [*]         [*]           [*]
Current Operating Lease Payment                    $         0       [*]           [*]
                                                 =========================================

ACCUMULATED UNREIMBURSED DIRECT OPERATING EXPENSES (1):
-------------------------------------------------------
    Beginning of Year                                    $0        $0   $0
    Current Year Unreimbursed                      N/A       N/A       N/A
    Prior Year Deduction                           N/A       N/A       N/A
    End of Year                                          $0        $0   $0
                                                 =========================


DEFERRED OPERATING LEASE (2):
-----------------------------
                        Quarter                     (16-19)    (20-23)    (24-27)
                        Percent                      20%        25%        33%
     Beginning of Year                               [*]        [*]        [*]
     Current Year Deferred                           N/A        N/A        N/A
     Current Year Amortization                            0     [*]        [*]
     End of Year                                     [*]        [*]        [*]
                                                 ================================


* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT "G"

                        Operating Lease Payment Examples
                        --------------------------------

AFTER 35TH QUARTERS:
--------------------

                                                    Example #1    Example #2    Example #3
                                                   ------------  ------------  ------------
CALCULATION OF OPERATING LEASE PAYMENT:
---------------------------------------
Gross Revenue                                      $ 1,000,000   $ 5,000,000   $10,000,000
Cost of Goods Sold                                    (400,000)   (2,000,000)   (4,000,000)
                             Gross Margin              600,000     3,000,000     6,000,000
Current Direct Operating Costs                      (1,000,000)   (1,500,000)   (2,000,000)
Accumulated Unreimbursed Direct
      Operating Expenses                               N/A           N/A           N/A

Deferred Operating Lease Amortization (2)              N/A           N/A           N/A
                     Net Operating Income             (400,000)    1,500,000     4,000,000
Operating Lease Percentage                               [*]           [*]           [*]
Operating Lease Payment                            $         0         [*]           [*]
                                                 =========================================

ACCUMULATED UNREIMBURSED DIRECT OPERATING EXPENSES (1):
-------------------------------------------------------
     Beginning of Year                                   $0        $0   $0
     Current Year Unreimbursed                     N/A       N/A       N/A
     Prior Year Deduction                          N/A       N/A       N/A
     End of Year                                         $0        $0   $0
                                                 =========================


DEFERRED OPERATING LEASE (2):
-----------------------------------------------------------
     Beginning of Year                              $0   $0   $0
     Current Year Deferred                         N/A  N/A  N/A
     Current Year Amortization                     N/A  N/A  N/A
     End of Year                                    $0   $0   $0
                                                 ===============


* Confidential material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                  EXHIBIT "H"

                             COORDINATING COMMITTEE
                             ----------------------

ELECTRIC LIGHTWAVE  (1)  The Vice President with responsibility for sales; and

                    (2)  The Vice President with responsibility for engineering.

SALT RIVER PROJECT  (1)  The senior-most manager responsible for commercial telecommunications services; presently Richard M. Hayslip, Manager of Environmental, Land and Risk Management Services.

                    (2) The senior-most manager responsible for internal telecommunications services; presently Robert M. Thomas, Manager of Electric System Operations & Maintenance.

                                  EXHIBIT "I"

                          NETWORK DEPLOYMENT COMMITTEE
                          ----------------------------

ELECTRIC LIGHTWAVE  (1)  The Vice President with responsibility for engineering;

                    (2) A Senior Engineering Representative Designated by the Vice President of Engineering; and

                    (3)  The Phoenix General Manager.

SALT RIVER PROJECT  (1)  The manager responsible for internal telecommunications; presently Mark L. Etherton, Manager of Communications Engineering.

                    (2) The manager(s) responsible for telecommunications business management; presently Michael C. Sherman, Manager of Telecommunications Business Development and Christopher R. Forsyth, Manager of SRP Telecom.

                    (3) A senior telecommunications technical advisor; presently Mr. Ron L. Taylor, Principal Engineer-Communications Engineering.

                                  EXHIBIT "J"

                                    STAFFING
                                    --------
ELECTRIC LIGHTWAVE

PHOENIX

General Manager--Phoenix: Responsible for sales operations and overall direction of the Phoenix office, including budgets and coordination of non-sales personnel. The General Manager will serve as primary contact to SRP.

Sales Engineer--Phoenix: Assists the Account Executive with the sales process, technical resource for highly technical and complex customer requirements. Account Executive: Responsible for producing Telecommunications Services revenue, as well as account management.
OSP Engineer: Designs OSP and supports the sales process, supports the implementation of the System, serves as resource to SRP engineering personnel in design of the System.
Hub Technician:  Installs and maintains all services for ELI customer base.

Administrative Assistant: Supports the General Manager in the overall management of the Phoenix office, supports the sales personnel in their sales efforts as directed by the General Manager.

Receptionist: Supports the Administrative Assistant, serves as primary contact for visitors to the office, answers phones.

CORPORATE

ELI corporate headquarters will provide support personnel and other resources necessary to provide: assistance in design and engineering of communications outside plant facilities; design and engineering of System electronics and optronics; System operation and maintenance (including 7x24 monitoring via ELI's network control center); communications product development and marketing; service sales and provisioning; customer service; billing and collections; local area number portability; and compliance with state and federal regulatory requirements.

SALT RIVER PROJECT

The following describes staff dedicated to the operation of the System as a telecommunications network ("SRP Telecom"), or having support for SRP Telecom as a primary objective. This includes those employees, the majority of whose time will be charged to SRP Telecom direct operating expenses, or to capital projects within SRP Telecom.

Manager, SRP Telecom: Strategic development of telecommunications initiative; integration of backbone network and customer lateral decisions; capital budget management; business interface with engineering, legal, finance, and accounting departments; development of enhanced energy services.

Manager, Telecommunications Business Development: Strategic development of telecommunications initiative; business interface with marketing, real estate and communications departments; development of enhanced energy services; key trade ally/vendor relationship management.

Secretary, Telecommunications:  Secretarial support for SRP Telecom department.

Analyst, Telecommunications: Financial analysis, process design, secondary research, market analysis; competitive assessment.

Principal Engineer, Communications Engineering: Backbone network design, project management, customer lateral/CPE network design.

Senior Engineering, Communications Engineering: Network design, CPE equipment specification, network hardware integration.

Technician/Designer, Communications Engineering: Design, mapping, fiber tracking.

Designer, Transmission Line Design: Construction design of physical plant, project coordination of cable construction jobs.

Right of Way Agent, Land Management: Acquisition of rights-of-way, easements as required to support network completion, research of existing rights.

Business Account Representative, Business Account Management: Coordination of training, account management systems and product information dissemination.



                                      J-2